LETTER FROM THE CHAIRMAN
===============================================================================

Dear Shareholders:

Since David Loeb and I founded Countrywide in 1969, management has continually endeavored to make Countrywide a leader in every venture it undertakes. As we recently welcomed you to the Countrywide family, with the acquisition of Midwest Group by Countrywide, our vision of evolving into a widely recognized, highly skilled innovator of diversified financial products and services has become even more of a reality.

Nineteen funds are now offered through the Countrywide Family of Funds. The recent acquisition of five new funds is part of Countrywide's aggressive strategy to expand its Financial Services Division through the purchase of existing high-performance funds. As we continue to add new funds, fund shareholders will be provided with an even broader spectrum of investment choices. To follow through on our commitment to product expansion, Countrywide Investments recently created a merger and acquisition team of key managers dedicated to seeking out opportunities to grow our product line.

Countrywide proudly embraces and is committed to our new family members. We will continue to search for and offer financial products and services that provide the potential for profitable growth. We look forward to the future's endless opportunities.

Sincerely,


/s/ Angelo R. Mozilo


Angelo R. Mozilo
Chairman

Photo of: Angelo R. Mozilo.

LETTER FROM THE PRESIDENT
===============================================================================
Dear Fellow Shareholders:

We are pleased to present the audited annual report for Countrywide Investment Trust. This report provides financial data and performance information for the fiscal year ended September 30, 1997. Countrywide Investments' recent acquisition of Trans Adviser Funds, Inc., a family of five mutual funds, broadened our product offering. Two of the newly-acquired funds, the Intermediate Bond Fund and Money Market Fund are now part of Countrywide Investment Trust and their results are included herein.

An exciting development during the period covered by this report was the passage of the federal budget agreement and sweeping tax legislation, which reduced tax rates on capital gains and broadened the market for Individual Retirement Accounts (IRAs). Many of these changes, including the expansion of traditional tax-deductible IRAs and the introduction of the Roth IRA, will take effect January 1, 1998. Countrywide Investments will have a full IRA product line available to help our shareholders take advantage of these new investment opportunities.

U.S. financial markets performed well during the fiscal year, primarily due to a combination of low inflation and steady economic growth. This favorable economic environment resulted in high employment levels and strong corporate profits, which provided momentum for the stock market. The bond markets were encouraged by the above-mentioned federal budget agreement and the powerful flow of federal government tax receipts, both of which reduced pressure on long-term interest rates. As a result, rates ended the period at levels well below those of a year ago.

Recently, trouble in Asian markets spilled over into U.S. financial markets with mixed results. U.S. stocks lost value on fears that the economic crisis in Asia would hurt the performance of U.S. multinational corporations. Bonds, on the other hand, rallied due in part to a "flight to quality" as investors sought refuge in the relatively stable U.S. Treasury market. The turbulence in the equity markets helped long-term interest rates drop to their lowest levels since early 1996.

We believe that the economy will continue to grow at a healthy pace over the next several months driven by high consumer confidence levels and low interest rates, and that inflation will remain under control through the end of 1997 and into the early part of 1998. A continuation of these trends would be favorable for both stocks and bonds.

Countrywide Investments remains committed to providing products and services that help our investors meet their financial goals. Our success has been built on the confidence our investors have extended to us. We thank you for your support and look forward to continued service to you in the future.

Sincerely,


/s/ Robert H. Leshner


Robert H. Leshner
President

Photo of: Robert H. Leshner.

INTERMEDIATE BOND FUND
MANAGEMENT DISCUSSION AND ANALYSIS
===============================================================================
The Intermediate Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. The Fund invests in marketable corporate debt securities, U.S. Government securities, mortgage-related securities, other asset-backed securities and cash or money market instruments. For the twelve months ended September 30, 1997, the Fund's total return (excluding the impact of applicable sales loads) was 10.04%, as compared to 8.19% for the Lehman Brothers Intermediate Government/Corporate Index.

The fixed-income market during the twelve months ended September 30, 1997 was characterized by uncertainty. The yield on the benchmark 30-year Treasury bond vacillated in a broad, but well-defined, range between 6.35% and 7.20%. The Fund's strategy of purchasing higher coupon, callable corporate bonds was well-suited for the volatile, but essentially range-bound, interest rate environment. Performance was further enhanced by a slightly longer-than-average duration.

The Fund remains well-diversified with approximately 40% of assets invested in securities issued by government agencies, and approximately 60% of assets invested among 36 different corporate issuers across a wide variety of industries. We will continue to focus primarily on higher yielding investment-grade corporate bonds with an overriding emphasis on the income component of total return. The recent increase in market volatility has created investment opportunities among the various spread sectors. We will work to take advantage of the change in relative values by selling those sectors that have performed well and buying those which have lagged. The Fund's duration will be maintained in the four year range.

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERMEDIATE BOND FUND* AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE INDEX

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT
/CORPORATE INDEX:                              INTERMEDIATE BOND FUND:
                 MONTHLY                              MONTHLY
DATE             RETURN     BALANCE          DATE      RETURN        BALANCE
  10/03/95                  10,000          10/03/95                  9,800
  10/31/95       1.11%      10,111          10/31/95    0.51%         9,850
  11/30/95       1.31%      10,243          11/30/95    1.07%         9,955
  12/31/95       1.05%      10,351          12/31/95    0.83%        10,038
  01/31/96       0.86%      10,440          01/31/96    0.93%        10,131
  02/29/96      -1.17%      10,318          02/29/96   -0.95%        10,035
  03/31/96      -0.51%      10,265          03/31/96   -0.24%        10,011
  04/30/96      -0.35%      10,229          04/30/96   -0.48%         9,963
  05/31/96      -0.08%      10,221          05/31/96    0.16%         9,979
  06/30/96       1.06%      10,329          06/30/96    1.20%        10,099
  07/31/96       0.30%      10,360          07/31/96    0.23%        10,122
  08/31/96       0.08%      10,369          08/31/96   -0.05%        10,117
  09/30/96       1.39%      10,513          09/30/96    0.90%        10,208
  10/31/96       1.77%      10,699          10/31/96    1.96%        10,408
  11/30/96       1.32%      10,840          11/30/96    1.53%        10,567
  12/31/96      -0.64%      10,771          12/31/96   -0.57%        10,507
  01/31/97       0.39%      10,813          01/31/97    0.25%        10,533
  02/28/97       0.19%      10,833          02/28/97    0.17%        10,551
  03/31/97      -0.69%      10,759          03/31/97   -0.92%        10,454
  04/30/97       1.18%      10,886          04/30/97    1.66%        10,628
  05/31/97       0.83%      10,976          05/31/97    0.84%        10,717
  06/30/97       0.91%      11,076          06/30/97    1.42%        10,869
  07/31/97       2.03%      11,301          07/31/97    2.94%        11,189
  08/31/97      -0.50%      11,244          08/31/97   -1.01%        11,076
  09/30/97       1.16%      11,375          09/30/97    1.41%        11,233

Past performance is not predictive of future performance.

*Fund inception was October 3, 1995.

Intermediate Bond Fund
Average Annual Total Returns

1 Year       Since Inception
7.84%        6.01%

INTERMEDIATE TERM GOVERNMENT INCOME FUND
MANAGEMENT DISCUSSION AND ANALYSIS
===============================================================================
The recurring theme in fiscal 1997 was strong economic growth, tight labor markets, high consumer confidence and almost no inflation. The market's focus, however, shifted several times from strong economic growth to the distinct lack of inflation, and back again. The continuing shift in focus resulted in a fair amount of volatility within a relatively well-defined trading range. Ultimately, the focus on a favorable inflation outlook won the battle with intermediate and long-term bond yields declining in excess of 0.40% over the course of the fiscal year. For the fiscal year ended September 30, 1997, the Fund's total return (excluding the impact of applicable sales loads) was 7.74%, as compared to 7.83% for the Lehman Brothers Intermediate Government Bond Index.

During the first quarter of the fiscal year, the financial markets turned in exceptional performances with equities reaching new highs and bond yields declining roughly 0.50%. In early December, Federal Reserve Board Chairman Alan Greenspan warned investors about their "irrational exuberance" regarding asset valuations. The Chairman's unusually candid remarks rattled the markets through year-end and set the stage for a rate hike in March 1997. The Federal Reserve Board ultimately raised the fed funds rate to 5.50%, a 0.25% increase, as bond prices reached their lows of the year. The defensive positioning of the Fund allowed it to outperform its peer group average during this period.

The second half of the fiscal year saw long-term bond yields decline over 0.70% from 7.15% to around 6.40% as investors began taking stock in the "new era" of economics, where strong growth and tight labor markets are not necessarily accompanied by inflation. Aided by gains in productivity and an increasingly global economy, prices at the wholesale level remained basically flat while retail prices were up just over 2.0%. The attractive inflation numbers made the "new era" theory even more compelling. Bonds rallied strongly with most of the performance in the fixed-income markets coming from the longer maturities. The Fund's duration remained in a neutral to slightly defensive position for the balance of the fiscal year resulting in a slight underperformance relative to its peer group.

With long-term bond yields trading at the low-end of the recent trading range, and nearly at a two year low, we will remain neutrally positioned in the Fund. Economic growth remains strong while consumer confidence is high, and most economists are looking for growth to continue in the 3.0% range for the next several quarters. The Federal Reserve Board continues to maintain its bias toward tighter monetary policy, even with the deteriorating conditions in the Asian financial markets. With this in mind we will remain cautious, sacrificing some upside potential so that we may better protect principal.


COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERMEDIATE TERM GOVERNMENT INCOME FUND AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX

LEHMAN BROTHERS INTERMEDIATE GOVT BOND INDEX:    INTERMED TERM GOVT INCOME FUND:

               QTRLY                                        QTRLY
 DATE          RETURN       BALANCE                 DATE    RETURN     BALANCE
 09/30/86                   10,000               09/30/87                9,800
 12/31/87        4.60%      10,460               12/31/87    3.91%      10,183
 03/31/88        3.13%      10,787               03/31/88    2.50%      10,438
 06/30/88        0.97%      10,892               06/30/88    0.47%      10,487
 09/30/88        1.56%      11,062               09/30/88    1.64%      10,660
 12/31/88        0.60%      11,128               12/31/88    0.27%      10,688
 03/31/89        1.04%      11,244               03/31/89    1.04%      10,800
 06/30/89        6.64%      11,991               06/30/89    5.40%      11,383
 09/30/89        1.13%      12,126               09/30/89    0.93%      11,490
 12/31/89        3.41%      12,540               12/31/89    2.88%      11,821
 03/31/90       -0.14%      12,522               03/31/90   -1.32%      11,665
 06/30/90        3.14%      12,915               06/30/90    2.77%      11,989
 09/30/90        1.94%      13,166               09/30/90    0.93%      12,100
 12/31/90        4.34%      13,737               12/31/90    4.51%      12,646
 03/31/91        2.20%      14,039               03/31/91    1.93%      12,890
 06/30/91        1.69%      14,277               06/30/91    1.25%      13,051
 09/30/91        4.75%      14,955               09/30/91    5.87%      13,817
 12/31/91        4.82%      15,676               12/31/91    5.33%      14,554
 03/31/92       -1.05%      15,511               03/31/92   -2.24%      14,228
 06/30/92        3.88%      16,113               06/30/92    4.25%      14,833
 09/30/92        4.38%      16,819               09/30/92    5.51%      15,651
 12/31/92       -0.34%      16,762               12/31/92   -0.87%      15,514
 03/31/93        3.74%      17,388               03/31/93    5.09%      16,304
 06/30/93        1.96%      17,729               06/30/93    2.76%      16,753
 09/30/93        2.11%      18,103               09/30/93    2.90%      17,240
 12/31/93        0.15%      18,130               12/31/93   -0.71%      17,117
 03/31/94       -1.85%      17,795               03/31/94   -4.07%      16,421
 06/30/94       -0.56%      17,695               06/30/94   -1.88%      16,113
 09/30/94        0.77%      17,832               09/30/94   -0.24%      16,074
 12/31/94       -0.10%      17,814               12/31/94   -0.23%      16,038
 03/31/95        4.16%      18,555               03/31/95    5.14%      16,862
 06/30/95        4.67%      19,421               06/30/95    5.95%      17,866
 09/30/95        1.55%      19,722               09/30/95    1.24%      18,087
 12/31/95        3.34%      20,381               12/31/95    3.63%      18,742
 03/31/96       -0.68%      20,243               03/31/96   -2.02%      18,363
 06/30/96        0.67%      20,378               06/30/96    0.11%      18,383
 09/30/96        1.72%      20,729               09/30/96    1.87%      18,728
 12/31/96        2.31%      21,207               12/31/96    2.60%      19,216
 03/31/97       -0.02%      21,203               03/31/97   -0.56%      19,107
 06/30/97        2.79%      21,795               06/30/97    2.84%      19,649
 09/30/97        2.56%      22,353               09/30/97    2.69%      20,178

Past performance is not predictive of future performance.

Intermediate Term Government Income Fund
Average Annual Total Returns

1 Year           5 Years           10 Years
5.59%             4.79%             7.27%

ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND
MANAGEMENT DISCUSSION AND ANALYSIS
===============================================================================
The fiscal year ending September 30, 1997 can be roughly divided in half with the first six months witnessing a general rise in rates and the last six months an impressive decline in rates. However, the road in between was not a smooth one as the fixed-income markets wrestled with the unusual combination of strong economic growth, tight labor markets and amazingly low levels of inflation. For the fiscal year, the Fund's total return (excluding the impact of applicable sales loads) was 6.34%, as compared to 8.03% for the Lehman Brothers Adjustable Rate Mortgage (ARM) Index.

The brief slowdown during the third quarter of 1996 gave the bond market momentum through the first quarter of the Fund's fiscal year as long-term bond yields declined from 6.85% to around 6.40%. However, the rally was short-lived as Federal Reserve Board Chairman Alan Greenspan chided investors about their "irrational exuberance", paving the way for tighter monetary policy and a rout in bonds. The Federal Reserve Board raised the federal funds rate on March 25 to 5.50%, a 0.25% increase, sending the yield on the benchmark 30-year Treasury bond to almost 7.20% by the middle of the fiscal year.

While the economy continued at a phenomenal pace, averaging 4.6% growth in the first half of the fiscal year, inflation remained noticeably absent. Investors' attention turned to the unlikely combination of above-trend economic growth and extremely low inflation, dubbing it the "new era", one in which the economy can grow at a rate in excess of the Federal Reserve Board's desired level of 2.0% to 2.5% without causing a ripple on the inflation front. As belief in this paradox gained momentum, intermediate and long-term bond yields began tumbling. While short-term yields did move lower, they did not participate in the rally to the same degree. The short end of the Treasury curve was held back by an uncertain Federal Reserve with a bias toward tighter monetary policy (i.e. higher short-term interest rates).

The Fund's performance lagged its peers primarily as a result of the very specific investment guidelines of the Fund. With the Fund's primary objective being high income and low share price volatility, it is necessary for the Fund to purchase those ARM securities with low durations which, by their very nature, tend to outperform in a down market and underperform in an up market. As interest rates declined during the year, the Fund's return lagged that of its peer group average. The Fund's share price volatility, however, was less than that of its peers.

Going forward, we will continue to pursue low duration, low volatility ARM securities, focusing on the seasoned, 1-year CMT product which has performed so well. With spreads on this sector near their all-time tightest levels, a flatter yield curve (which has a tendency to boost prepayment speeds on ARM securities) and Treasury market volatility on the rise, we will continue to be very selective about the bonds we purchase.

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND* AND THE LEHMAN BROTHERS ARM INDEX

LEHMAN BROTHERS ARM INDEX:                 ADJUSTABLE RATE U.S. GOVT SEC FUND:

            QTRLY                                      QTRLY
 DATE       RETURN    BALANCE              DATE        RETURN    BALANCE
 02/28/93             10,000               02/28/93                9,800
 03/31/93   0.45%     10,045               03/31/93     0.63%      9,862
 06/30/93   1.90%     10,236               06/30/93     1.19%      9,980
 09/30/93   1.06%     10,345               09/30/93     1.04%     10,084
 12/31/93   0.52%     10,398               12/31/93     0.95%     10,180
 03/31/94  -0.44%     10,353               03/31/94     0.62%     10,242
 06/30/94  -0.39%     10,312               06/30/94     0.32%     10,276
 09/30/94   0.69%     10,383               09/30/94     0.19%     10,295
 12/31/94   0.15%     10,399               12/31/94    -0.63%     10,230
 03/31/95   4.20%     10,836               03/31/95     2.48%     10,484
 06/30/95   3.12%     11,174               06/30/95     2.01%     10,695
 09/30/95   1.69%     11,363               09/30/95     1.39%     10,844
 12/31/95   2.25%     11,618               12/31/95     1.73%     11,032
 03/31/96   1.10%     11,746               03/31/96     1.67%     11,216
 06/30/96   1.13%     11,879               06/30/96     1.24%     11,355
 09/30/96   1.87%     12,102               09/30/96     1.53%     11,529
 12/31/96   2.44%     12,397               12/31/96     1.69%     11,724
 03/31/97   1.34%     12,563               03/31/97     1.23%     11,868
 06/30/97   2.07%     12,824               06/30/97     1.95%     12,099
 09/30/97   1.95%     13,074               09/30/97     1.32%     12,259

Past performance is not predictive of future performance.

*Fund inception was February 10, 1993.

Adjustable Rate U.S. Government Securities Fund
Average Annual Total Returns

1 Year     Since Inception
4.21%      4.49%

GLOBAL BOND FUND
MANAGEMENT DISCUSSION AND ANALYSIS
===============================================================================
The Global Bond Fund seeks high total return, through both income and capital appreciation. The Fund invests primarily in high-grade domestic and foreign fixed-income securities geographically concentrated in Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States. The Fund may also invest up to ten percent of its total assets in global bonds issued in emerging markets. For the fiscal year ended September 30 1997, the Fund's total returns (excluding the impact of applicable sales loads) were 4.39% and 3.68% for Class A shares and Class C shares, respectively. The Salomon Brothers World Government Bond Index returned 2.41% during this same period.

Management of the Fund uses an active country/currency allocation in liquid markets, based on a process of relative value analysis across countries. Focus is placed on financially healthy countries which management believes have the potential to produce the highest bond and currency returns on a relative basis. Careful analysis is made of each country's savings rate, monetary growth, monetary authorities, fiscal policy and political climate. Optimal country weightings are then assigned based upon twelve month expectations for interest and exchange rates. The Fund also utilized various hedging techniques to reduce short-term volatility resulting from currency exchange rate fluctuations.

During the past fiscal year, both country and currency selection have contributed significantly allowing the Fund to outperform the Salomon Brothers World Government Bond Index. Overweighted positions in the Dollar Bloc countries, particularly Canada and the United States, performed well while an underweighted allocation to core European markets was helpful as the dollar continued to strengthen. An overweighted position in the United Kingdom, the best performing market over the period, also added value. The Fund maintained a long duration position throughout most of the period with the value added during the first and fourth quarters of the fiscal year more than making up for the negative impact of rising interest rates during the second quarter.

Looking forward, management continues to see opportunity in the global bond markets. Inflation rates should remain low as stable money growth throughout most countries removes the direct cause of inflation. In addition, tight fiscal policies remain in place around the globe. In Europe, European Monetary Unit countries have reduced their budget deficits in order to meet convergence criteria. Meanwhile, the Dollar Bloc countries have made large strides toward getting their fiscal houses in order. Japan remains the exception as fiscal policy is likely to take a more expansionary turn in order to stimulate sluggish domestic demand.


LINE CHART:
COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GLOBAL BOND FUND* AND THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX

SALOMON BROTHERS WORLD                           GLOBAL BOND FUND - CLASS A:
 GOVERNMENT BOND INDEX:

              MONTHLY                                    MONTHLY
DATE           RETURN     BALANCE                DATE     RETURN      BALANCE
02/01/95                  10,000              02/01/95                9,600
02/28/95       2.56%      10,256              02/28/95    2.00%       9,792
03/31/95       5.94%      10,865              03/31/95    6.47%      10,426
04/30/95       1.85%      11,066              04/30/95    1.30%      10,562
05/31/95       2.81%      11,377              05/31/95    1.93%      10,765
06/30/95       0.59%      11,444              06/30/95   -0.09%      10,756
07/31/95       0.24%      11,472              07/31/95    0.00%      10,756
08/31/95      -3.44%      11,077              08/31/95   -3.41%      10,389
09/30/95       2.23%      11,324              09/30/95    1.53%      10,547
10/31/95       0.75%      11,409              10/31/95    0.94%      10,647
11/30/95       1.13%      11,538              11/30/95    1.12%      10,766
12/31/95       1.05%      11,658              12/31/95    1.91%      10,972
01/31/96      -1.24%      11,514              01/31/96   -0.73%      10,891
02/29/96      -0.51%      11,456              02/29/96   -1.66%      10,711
03/31/96      -0.14%      11,440              03/31/96   -1.03%      10,600
04/30/96      -0.40%      11,394              04/30/96    0.95%      10,701
05/31/96       0.02%      11,397              05/31/96   -0.47%      10,651
06/30/96       0.79%      11,486              06/30/96    0.66%      10,721
07/31/96       1.92%      11,706              07/31/96    1.96%      10,931
08/31/96       0.39%      11,752              08/31/96    0.09%      10,941
09/30/96       0.41%      11,800              09/30/96    1.10%      11,062
10/31/96       1.87%      12,020              10/31/96    2.45%      11,333
11/30/96       1.32%      12,179              11/30/96    1.86%      11,543
12/31/96      -0.81%      12,080              12/31/96   -1.50%      11,370
01/31/97      -2.67%      11,757              01/31/97   -3.12%      11,015
02/28/97      -0.75%      11,669              02/28/97    0.47%      11,067
03/31/97      -0.76%      11,581              03/31/97   -1.79%      10,868
04/30/97      -0.88%      11,479              04/30/97   -1.25%      10,733
05/31/97       2.72%      11,791              05/31/97    3.31%      11,088
06/30/97       1.19%      11,932              06/30/97    1.51%      11,255
07/31/97      -0.78%      11,839              07/31/97    0.19%      11,276
08/31/97      -0.06%      11,832              08/31/97   -1.67%      11,088
09/30/97       2.13%      12,084              09/30/97    4.14%      11,547

Past performance is not predictive of future performance.

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares and Class C shares each commenced on February 1, 1995.

Global Bond Fund
Average Annual Total Returns
           1 Year     Since Inception
Class A    0.21%      5.55%
Class C    3.68%      6.46%

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 1997
===================================================================================================================================
                                                                              SHORT TERM        INSTITUTIONAL                 MONEY
                                                                              GOVERNMENT           GOVERNMENT                MARKET
                                                                             INCOME FUND          INCOME FUND                  FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost ............................................         $ 26,227,695         $ 23,353,663          $ 56,995,313
                                                                            ============         ============          ============
   At amortized cost ..............................................         $ 26,082,367         $ 23,402,545          $ 56,767,986
                                                                            ============         ============          ============
   At value (Note 2) ..............................................         $ 26,082,367         $ 23,402,545          $ 56,767,986
Investments in repurchase agreements (Note 2) .....................           70,161,000           37,591,000            16,273,000
Cash ..............................................................                  964                  653                   323
Interest receivable ...............................................              636,527              292,721             1,169,883
Organization costs, net (Note 2) ..................................                 --                   --                  19,054
                                                                            ------------         ------------          ------------
   TOTAL ASSETS ...................................................           96,880,858           61,286,919            74,230,246
                                                                            ------------         ------------          ------------

LIABILITIES
Dividends payable .................................................                5,135               13,760               330,872
Payable to affiliates (Note 4) ....................................               67,472               18,122                46,484
Other accrued expenses and liabilities ............................               11,569                7,151                31,891
                                                                            ------------         ------------          ------------

   TOTAL LIABILITIES ..............................................               84,176               39,033               409,247
                                                                            ------------         ------------          ------------

NET ASSETS ........................................................         $ 96,796,682         $ 61,247,886          $ 73,820,999
                                                                            ============         ============          ============

Net assets consist of:
Paid-in capital ...................................................         $ 96,796,682         $ 61,269,650          $ 73,824,759
Accumulated net realized losses from
   security transactions ..........................................                 --                (21,764)               (3,760)
                                                                            ------------         ------------          ------------

Net assets ........................................................         $ 96,796,682         $ 61,247,886          $ 73,820,999
                                                                            ============         ============          ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)
   (Note 5) .......................................................           96,796,682           61,269,650            73,824,759
                                                                            ============         ============          ============

Net asset value, offering price and redemption price
   per share (Note 2) .............................................         $       1.00         $       1.00          $       1.00
                                                                            ============         ============          ============

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 1997
===================================================================================================================================
                                                                                                                         ADJUSTABLE
                                                                                                  INTERMEDIATE            RATE U.S.
                                                                             INTERMEDIATE                 TERM           GOVERNMENT
                                                                                     BOND           GOVERNMENT           SECURITIES
                                                                                     FUND          INCOME FUND                 FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost ..............................................        $ 15,288,213         $ 52,154,446         $ 17,260,291
                                                                             ============         ============         ============

   At amortized cost ................................................        $ 15,288,364         $ 51,940,025         $ 17,260,488
                                                                             ============         ============         ============

   At value (Note 2) ................................................        $ 15,505,844         $ 53,094,474         $ 17,448,109
Cash ................................................................               2,124                2,579                  456
Interest receivable .................................................             245,093              868,309              128,962
Receivable for capital shares sold ..................................                  90              340,120            5,949,108
Receivable for principal paydowns ...................................                --                   --                 80,522
Organization costs, net (Note 2) ....................................              19,054                 --                   --
Other assets ........................................................                --                  1,142                7,410
                                                                             ------------         ------------         ------------
   TOTAL ASSETS .....................................................          15,772,205           54,306,624           23,614,567
                                                                             ------------         ------------         ------------

LIABILITIES
Dividends payable ...................................................              81,705               23,512                2,930
Payable for capital shares redeemed .................................                 137            1,203,475              394,444
Payable to affiliates (Note 4) ......................................               4,332               34,022                6,666
Other accrued expenses and liabilities ..............................              15,200               12,825                8,800
                                                                             ------------         ------------         ------------

   TOTAL LIABILITIES ................................................             101,374            1,273,834              412,840
                                                                             ------------         ------------         ------------

NET ASSETS ..........................................................        $ 15,670,831         $ 53,032,790         $ 23,201,727
                                                                             ============         ============         ============

Net assets consist of:
Paid-in capital .....................................................        $ 15,509,744         $ 54,779,926         $ 24,264,761
Accumulated net realized losses from security
   transactions .....................................................             (56,393)          (2,901,585)          (1,250,655)
Net unrealized appreciation on investments ..........................             217,480            1,154,449              187,621
                                                                             ------------         ------------         ------------

Net assets ..........................................................        $ 15,670,831         $ 53,032,790         $ 23,201,727
                                                                             ============         ============         ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) (Note 5) ..............           1,553,652            4,969,960            2,355,670
                                                                             ============         ============         ============

Net asset value and redemption price per share
   (Note 2) .........................................................        $      10.09         $      10.67         $       9.85
                                                                             ============         ============         ============

Maximum offering price per share (Note 2) ...........................        $      10.30         $      10.89         $      10.05
                                                                             ============         ============         ============

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997
===========================================================================================================
                                                                                                GLOBAL BOND
                                                                                                       FUND
-----------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost .......................................................................  $12,139,225
                                                                                                ===========

   At amortized cost .........................................................................  $12,139,225
                                                                                                ===========

   At value (Note 2) .........................................................................  $12,350,261
Cash .........................................................................................      298,419
Cash denominated in foreign currencies (at cost $95,061) .....................................       97,367
Interest receivable ..........................................................................      327,780
Receivable for capital shares sold ...........................................................           75
Other assets .................................................................................        2,805
                                                                                                -----------

   TOTAL ASSETS ..............................................................................   13,076,707
                                                                                                -----------

LIABILITIES
Payable for capital shares redeemed ..........................................................        4,809
Payable to affiliates (Note 4) ...............................................................        9,809
Net unrealized depreciation on forward foreign currency exchange contracts (Note 7) ..........      105,166
Other accrued expenses and liabilities .......................................................       14,752
                                                                                                -----------

   TOTAL LIABILITIES .........................................................................      134,536
                                                                                                -----------

NET ASSETS ...................................................................................  $12,942,171
                                                                                                ===========

Net assets consist of:
Paid-in capital ..............................................................................  $12,453,939
Undistributed net investment income ..........................................................      392,233
Accumulated net realized losses from security and foreign currency transactions ..............   ( 13,469 )
Net unrealized appreciation on investments ...................................................      211,036
Net unrealized depreciation on translation of assets and liabilities in foreign currencies ...  ( 101,568 )
                                                                                                -----------

Net assets ...................................................................................  $12,942,171
                                                                                                ===========

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ....................................................  $ 7,140,717
                                                                                                ===========

Shares of beneficial interest outstanding (unlimited number of shares authorized,
   no par value) (Note 5) ....................................................................      645,612
                                                                                                ===========

Net asset value and redemption price per share (Note 2) ......................................  $     11.06
                                                                                                ===========

Maximum offering price per share (Note 2) ....................................................  $     11.52
                                                                                                ===========

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ....................................................  $ 5,801,454
                                                                                                ===========

Shares of beneficial interest outstanding (unlimited number of shares authorized,
   no par value) (Note 5) ....................................................................      533,507
                                                                                                ===========

Net asset value, offering price and redemption price per share (Note 2) ......................  $     10.87
                                                                                                ===========

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended September 30,1997
==================================================================================================================
                                                                                     SHORT TERM      INSTITUTIONAL
                                                                                     GOVERNMENT         GOVERNMENT
                                                                                    INCOME FUND        INCOME FUND
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest income .............................................................     $5,428,235         $2,737,028
                                                                                     ----------         ----------

EXPENSES
   Investment advisory fees (Note 4) ...........................................        476,697            100,101
   Transfer agent fees (Note 4) ................................................        190,183             17,315
   Distribution expenses (Note 4) ..............................................        127,253              3,392
   Postage and supplies ........................................................         63,653             21,116
   Accounting services fees (Note 4) ...........................................         40,500             36,000
   Custodian fees ..............................................................         19,732             16,746
   Registration fees ...........................................................         15,856              5,952
   Professional fees ...........................................................         11,250              7,250
   Insurance expense ...........................................................          9,236              5,036
   Trustees' fees and expenses .................................................          5,553              5,553
   Reports to shareholders .....................................................          8,056                768
   Pricing expense .............................................................          1,066              1,357
   Other expenses ..............................................................          4,882              2,587
                                                                                     ----------         ----------

     TOTAL EXPENSES ............................................................        973,917            223,173
   Fees waived by the Adviser (Note 4) .........................................           --              (22,972)
                                                                                     ----------         ----------

     NET EXPENSES ..............................................................        973,917            200,201
                                                                                     ----------         ----------

NET INVESTMENT INCOME ..........................................................      4,454,318          2,536,827
                                                                                     ----------         ----------

NET REALIZED GAINS FROM SECURITY TRANSACTIONS ..................................           --                3,138
                                                                                     ----------         ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS .....................................     $4,454,318         $2,539,965
                                                                                     ==========         ==========

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Periods Ended September 30, 1997 and August 31, 1997
===================================================================================================================================
                                                                        MONEY MARKET FUND                INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 One Month              Year          One Month                Year
                                                                     Ended             Ended              Ended               Ended
                                                                 Sept. 30,           Aug. 31,          Sept. 30,           Aug. 31,
                                                                    1997(A)              1997             1997(A)              1997
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest income .....................................       $   406,910        $ 5,391,779        $    89,210        $ 1,088,715
                                                               -----------        -----------        -----------        -----------

EXPENSES
   Investment advisory fees (Note 4) ...................            32,484            188,896              6,043             60,906
   Shareholder service fees (Note 4) ...................              --              236,120               --               38,066
   Distribution expenses (Note 4) ......................            10,000               --                 --                 --
   Transfer agent fees (Note 4) ........................             1,000             21,186              1,000             25,526
   Administration fees (Note 4) ........................              --              141,672               --               24,866
   Accounting services fees (Note 4) ...................             3,000             47,500              2,750             36,000
   Professional fees ...................................             5,000             40,144              3,000             23,729
   Custodian fees ......................................             3,000             26,184                300              8,129
   Amortization of organization costs (Note 2)  ........               530              6,351                530              6,351
   Reports to shareholders .............................              --               13,943               --                2,323
   Pricing expense .....................................              --                  439                450              2,683
   Insurance expense ...................................              --                7,834               --                1,332
   Trustees' fees and expenses .........................              --                7,663               --                1,271
   Registration fees ...................................               891              2,984              3,220              1,957
   Other expenses ......................................              --                6,771               --                1,500
                                                               -----------        -----------        -----------        -----------
     TOTAL EXPENSES ....................................            55,905            747,687             17,293            234,639
   Fees waived and/or expenses reimbursed
      by the Adviser (Note 4) ..........................              --             (130,362)            (5,460)          (104,530)
                                                               -----------        -----------        -----------        -----------
     NET EXPENSES ......................................            55,905            617,325             11,833            130,109
                                                               -----------        -----------        -----------        -----------

NET INVESTMENT INCOME ..................................           351,005          4,774,454             77,377            958,606
                                                               -----------        -----------        -----------        -----------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
   Net realized gains (losses) from security
      transactions .....................................            (1,198)            (2,536)            (5,759)            14,511
   Net change in unrealized appreciation/
     depreciation on investments .......................              --                 --              129,865            420,446
                                                               -----------        -----------        -----------        -----------

NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS .......................            (1,198)            (2,536)           124,106            434,957
                                                               -----------        -----------        -----------        -----------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS .....................................       $   349,807        $ 4,771,918        $   201,483        $ 1,393,563
                                                               ===========        ===========        ===========        ===========

(A) Effective as of the close of business on August 29, 1997, the Money Market Fund and Intermediate Bond Fund were reorganized and the fiscal year-end of each Fund, subsequent to August 31, 1997, was changed to September 30 (Note 8).

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended September 30, 1997
================================================================================================================
                                                                                                      ADJUSTABLE
                                                                                     INTERMEDIATE      RATE U.S.
                                                                                             TERM     GOVERNMENT
                                                                                       GOVERNMENT     SECURITIES
                                                                                      INCOME FUND           FUND
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest income ..................................................................  $3,747,792     $1,032,076
                                                                                       ----------     ----------

EXPENSES
   Investment advisory fees (Note 4) ................................................     274,084         79,473
   Accounting services fees (Note 4) ................................................      51,000         51,000
   Distribution expenses, Class A (Note 4) ..........................................      85,546         12,507
   Distribution expenses, Class C (Note 4) ..........................................          41            293
   Transfer agent fees, Class A (Note 4) ............................................      45,884         13,123
   Transfer agent fees, Class C (Note 4) ............................................      11,000         11,000
   Postage and supplies .............................................................      32,934         12,319
   Registration fees, Common ........................................................       3,890          6,937
   Registration fees, Class A .......................................................       8,550          4,825
   Registration fees, Class C .......................................................       4,715          2,337
   Professional fees ................................................................      13,250          8,750
   Standard & Poor's rating expense .................................................        --           21,500
   Custodian fees ...................................................................       7,529          9,858
   Trustees' fees and expenses ......................................................       5,553          5,553
   Insurance expense ................................................................       6,583          2,176
   Pricing expense ..................................................................       4,393          2,196
   Reports to shareholders ..........................................................       2,730            859
   Other expenses ...................................................................       2,940            940
                                                                                       ----------     ----------

     TOTAL EXPENSES .................................................................     560,622        245,646
   Fees waived and/or expenses reimbursed by the Adviser (Note 4) ...................      (8,072)      (121,805)
                                                                                       ----------     ----------

     NET EXPENSES ...................................................................     552,550        123,841
                                                                                       ----------     ----------

NET INVESTMENT INCOME ...............................................................   3,195,242        908,235
                                                                                       ----------     ----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized losses from security transactions ...................................      (2,293)        (1,505)
   Net change in unrealized appreciation/depreciation on investments ................     943,745         63,020
                                                                                       ----------     ----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ....................................     941,452         61,515
                                                                                       ----------     ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ..........................................  $4,136,694     $  969,750
                                                                                       ==========     ==========

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
For the Year Ended September 30, 1997
====================================================================================
                                                                         GLOBAL BOND
                                                                                FUND
------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest income .....................................................  $1,085,937
                                                                          ----------

EXPENSES
   Investment advisory fees (Note 4) ...................................     116,997
   Accounting services fees (Note 4) ...................................      57,000
   Custodian fees ......................................................      34,745
   Distribution expenses, Class A (Note 4) .............................       2,894
   Distribution expenses, Class C (Note 4) .............................      22,348
   Transfer agent fees, Class A (Note 4) ...............................      12,000
   Transfer agent fees, Class C (Note 4) ...............................      12,000
   Registration fees, Common ...........................................       4,816
   Registration fees, Class A ..........................................       3,115
   Registration fees, Class C ..........................................       3,115
   Professional fees ...................................................       9,650
   Pricing expense .....................................................       6,964
   Postage and supplies ................................................       6,392
   Trustees' fees and expenses .........................................       5,553
   Insurance expense ...................................................       2,988
   Reports to shareholders .............................................         777
   Other expenses ......................................................       1,170
                                                                          ----------
     TOTAL EXPENSES ....................................................     302,524
   Fees waived and/or expenses reimbursed by the Adviser (Note 4) ......     (37,593)
                                                                          ----------

     NET EXPENSES ......................................................     264,931
                                                                          ----------

NET INVESTMENT INCOME ..................................................     821,006
                                                                          ----------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
   AND FOREIGN CURRENCY (NOTE 6)
   Net realized losses from:
     Security transactions .............................................     (88,424)
     Foreign currency transactions .....................................     (33,324)
   Net change in unrealized appreciation/depreciation on:
     Investments .......................................................    (114,745)
     Translation of assets and liabilities in foreign currencies .......     (91,696)
                                                                          ----------

NET REALIZED AND UNREALIZED LOSSES ON
   INVESTMENTS AND FOREIGN CURRENCY ....................................    (328,189)
                                                                          ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS .............................  $  492,817
                                                                          ==========

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET
ASSETS For the Years Ended September 30, 1997 and 1996
===================================================================================================================================
                                                                          SHORT TERM                         INSTITUTIONAL
                                                                          GOVERNMENT                           GOVERNMENT
                                                                         INCOME FUND                          INCOME FUND
                                                                   Year                Year                Year                Year
                                                                  Ended               Ended               Ended               Ended
                                                              Sept. 30,           Sept. 30,           Sept. 30,           Sept. 30,
                                                                   1997                1996                1997                1996
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income ...........................      $   4,454,318       $   3,872,769       $   2,536,827       $   1,789,514
   Net realized gains from security
      transactions .................................               --                 2,970               3,138               3,538
                                                          -------------       -------------       -------------       -------------
Net increase in net assets from operations .........          4,454,318           3,875,739           2,539,965           1,793,052
                                                          -------------       -------------       -------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ......................         (4,454,318)         (3,872,769)         (2,536,827)         (1,789,514)
   From net realized gains from security
      transactions .................................             (2,970)             (2,227)               --                  --
                                                          -------------       -------------       -------------       -------------
Decrease in net assets from
      distributions to shareholders ................         (4,457,288)         (3,874,996)         (2,536,827)         (1,789,514)
                                                          -------------       -------------       -------------       -------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
   Proceeds from shares sold .......................        346,277,774         290,338,196         214,201,022         171,325,558
   Net asset value of shares issued in
     reinvestment of distributions to
     shareholders ..................................          4,308,683           3,711,242           2,319,214           1,548,806
   Payments for shares redeemed ....................       (345,226,289)       (289,751,833)       (194,657,552)       (169,504,468)
                                                          -------------       -------------       -------------       -------------
Net increase in net assets from capital
      share transactions ...........................          5,360,168           4,297,605          21,862,684           3,369,896
                                                          -------------       -------------       -------------       -------------

TOTAL INCREASE IN NET ASSETS .......................          5,357,198           4,298,348          21,865,822           3,373,434

NET ASSETS:
   Beginning of year ...............................         91,439,484          87,141,136          39,382,064          36,008,630
                                                          -------------       -------------       -------------       -------------

   End of year .....................................      $  96,796,682       $  91,439,484       $  61,247,886       $  39,382,064
                                                          =============       =============       =============       =============

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended September 30, 1997 and August 31, 1997 and 1996
==================================================================================================================================
                                                              Money Market Fund                       Intermediate Bond Fund
----------------------------------------------------------------------------------------------------------------------------------
                                               One Month           Year         Period     One Month           Year         Period
                                                   Ended          Ended          Ended         Ended          Ended          Ended
                                               Sept. 30,       Aug. 31,       Aug. 31,     Sept. 30,       Aug. 31,       Aug. 31,
                                                  1997(A)          1997         1996(B)       1997(A)          1997         1996(C)
----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income ................   $    351,005  $   4,774,454  $   2,473,468  $     77,377  $     958,606  $     601,786
   Net realized gains (losses) from
      security transactions .............         (1,198)        (2,536)         2,494        (5,759)        14,511        (15,393)
   Net change in unrealized appreciation/
     depreciation on investments ........           --             --             --         129,865        420,446       (332,831)
                                            ------------  -------------  -------------  ------------  -------------  -------------
Net increase in net assets from
   operations ...........................        349,807      4,771,918      2,475,962       201,483      1,393,563        253,562
                                            ------------  -------------  -------------  ------------  -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ...........       (351,499)    (4,773,960)    (2,473,468)      (77,377)      (958,606)      (601,786)
   From net realized gains ..............           --           (2,520)          --            --          (49,752)          --
                                            ------------  -------------  -------------  ------------  -------------  -------------
Decrease in net assets from
   distributions to shareholders ........       (351,499)    (4,776,480)    (2,473,468)      (77,377)    (1,008,358)      (601,786)
                                            ------------  -------------  -------------  ------------  -------------  -------------

FROM CAPITAL SHARE TRANSACTIONS (Note 5):
   Proceeds from shares sold ............     25,255,346    570,122,610    446,620,681       929,562      5,244,400     14,919,014
   Net asset value of shares issued in
     reinvestment of distributions
     to shareholders ....................         46,897        424,478         84,304           919         19,314         13,886
Payments for shares redeemed ............    (46,048,621)  (552,336,304)  (370,344,632)     (497,633)    (3,891,934)    (1,227,784)
                                            ------------  -------------  -------------  ------------  -------------  -------------

Net increase (decrease) in net assets
   from capital share transactions ......    (20,746,378)    18,210,784     76,360,353       432,848      1,371,780     13,705,116
                                            ------------  -------------  -------------  ------------  -------------  -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .    (20,748,070)    18,206,222     76,362,847       556,954      1,756,985     13,356,892
NET ASSETS:
   Beginning of period ..................     94,569,069     76,362,847           --      15,113,877     13,356,892           --
                                            ------------  -------------  -------------  ------------  -------------  -------------
   End of period ........................   $ 73,820,999  $  94,569,069  $  76,362,847  $ 15,670,831  $  15,113,877  $  13,356,892
                                            ============  =============  =============  ============  =============  =============

UNDISTRIBUTED NET INVESTMENT INCOME .....   $       --    $         494           --    $       --    $        --    $        --
                                            ============  =============  =============  ============  =============  =============

(A) Effective as of the close of business on August 29, 1997, the Money Market Fund and Intermediate Bond Fund were reorganized and the fiscal year-end of each Fund, subsequent to August 31, 1997, was changed to September 30 (Note 8).
(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(C) Represents the period from the commencement of operations (October 3, 1995) through August 31, 1996.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET
ASSETS For the Years Ended September 30, 1997 and 1996
===============================================================================================================================
                                                                 INTERMEDIATE TERM                       ADJUSTABLE RATE
                                                                    GOVERNMENT                           U.S. GOVERNMENT
                                                                   INCOME FUND                           SECURITIES FUND
                                                               Year                Year                Year                Year
                                                              Ended               Ended               Ended               Ended
                                                          Sept. 30,           Sept. 30,           Sept. 30,           Sept. 30,
                                                               1997                1996                1997                1996
-------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income ...........................   $  3,195,242        $  3,376,540        $    908,235        $    941,495
   Net realized gains (losses) from
      security transactions ........................         (2,293)            295,706              (1,505)             72,164
   Net change in unrealized
     appreciation/depreciation
     on investments ................................        943,745          (1,807,714)             63,020             (24,764)
                                                       ------------        ------------        ------------        ------------

Net increase in net assets from operations .........      4,136,694           1,864,532             969,750             988,895
                                                       ------------        ------------        ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A .............     (3,155,630)         (3,339,635)           (868,844)           (930,066)
   From net investment income, Class C .............        (39,612)            (36,905)            (39,391)            (11,429)
                                                       ------------        ------------        ------------        ------------

Decrease in net assets from distributions
   to shareholders .................................     (3,195,242)         (3,376,540)           (908,235)           (941,495)
                                                       ------------        ------------        ------------        ------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
CLASS A
   Proceeds from shares sold .......................      9,148,045          19,564,015          28,836,779          12,919,191
   Net asset value of shares issued in
     reinvestment of distributions
     to shareholders ...............................      2,829,303           2,911,115             822,109             816,771
   Payments for shares redeemed ....................    (15,967,680)        (21,856,049)        (18,246,926)        (22,803,135)
                                                       ------------        ------------        ------------        ------------

Net increase (decrease) in net assets
   from Class A share transactions .................     (3,990,332)            619,081          11,411,962          (9,067,173)
                                                       ------------        ------------        ------------        ------------

CLASS C
   Proceeds from shares sold .......................        138,577             384,845             760,526             617,534
   Net asset value of shares issued in
     reinvestment of distributions
     to shareholders ...............................         38,348              35,459              30,868               8,075
   Payments for shares redeemed ....................       (961,198)           (228,470)         (1,423,589)            (84,110)
                                                       ------------        ------------        ------------        ------------

Net increase (decrease) in net assets
   from Class C share transactions .................       (784,273)            191,834            (632,195)            541,499
                                                       ------------        ------------        ------------        ------------

Net increase (decrease) in net assets
   from capital share transactions .................     (4,774,605)            810,915          10,779,767          (8,525,674)
                                                       ------------        ------------        ------------        ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ............     (3,833,153)           (701,093)         10,841,282          (8,478,274)

NET ASSETS:
   Beginning of year ...............................     56,865,943          57,567,036          12,360,445          20,838,719
                                                       ------------        ------------        ------------        ------------

   End of year .....................................   $ 53,032,790        $ 56,865,943        $ 23,201,727        $ 12,360,445
                                                       ============        ============        ============        ============
See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 1997 and 1996
==================================================================================================================
                                                                                       GLOBAL BOND FUND
------------------------------------------------------------------------------------------------------------------
                                                                                           Year               Year
                                                                                          Ended              Ended
                                                                                      Sept. 30,          Sept. 30,
                                                                                           1997               1996
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income ......................................................    $    821,006       $    937,874
   Net realized losses from security transactions .............................         (88,424)           (93,933)
   Net realized losses from foreign currency transactions .....................         (33,324)          (235,290)
   Net change in unrealized appreciation/depreciation on investments ..........        (114,745)           161,908
   Net change in unrealized appreciation/depreciation on translation
     of assets and liabilities in foreign currencies ..........................         (91,696)            57,520
                                                                                   ------------       ------------

Net increase in net assets from operations ....................................         492,817            828,079
                                                                                   ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A ........................................        (191,206)          (173,473)
   From net investment income, Class C ........................................         (98,244)           (51,783)
   From net realized gains from security transactions, Class A ................        (313,221)              --
   From net realized gains from security transactions, Class C ................        (160,936)              --
                                                                                   ------------       ------------
Decrease in net assets from distributions to shareholders .....................        (763,607)          (225,256)
                                                                                   ------------       ------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
CLASS A
   Proceeds from shares sold ..................................................       1,712,146          2,196,018
   Net asset value of shares issued in reinvestment of distributions
      to shareholders .........................................................         457,466            167,215
   Payments for shares redeemed ...............................................      (7,674,821)        (3,249,417)
                                                                                   ------------       ------------

Net decrease in net assets from Class A share transactions ....................      (5,505,209)          (886,184)
                                                                                   ------------       ------------

CLASS C
   Proceeds from shares sold ..................................................         885,481          2,001,544
   Net asset value of shares issued in reinvestment of distributions
      to shareholders .........................................................         253,786             50,833
   Payments for shares redeemed ...............................................      (1,109,790)          (895,367)
                                                                                   ------------       ------------

Net increase in net assets from Class C share transactions ....................          29,477          1,157,010
                                                                                   ------------       ------------

Net increase (decrease) in net assets from capital share transactions .........      (5,475,732)           270,826
                                                                                   ------------       ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .......................................      (5,746,522)           873,649

NET ASSETS:
   Beginning of year ..........................................................      18,688,693         17,815,044
                                                                                   ------------       ------------
   End of year ................................................................    $ 12,942,171       $ 18,688,693
                                                                                   ============       ============

UNDISTRIBUTED NET INVESTMENT INCOME ...........................................    $    392,233       $    287,907
                                                                                   ============       ============

See accompanying notes to financial statements.

SHORT TERM GOVERNMENT INCOME FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
                                                                           YEAR ENDED SEPTEMBER 30,
=============================================================================================================================
                                                      1997             1996             1995             1994            1993
Net asset value at beginning of year ......... $      1.00      $      1.00      $      1.00      $      1.00     $      1.00
                                               -----------      -----------      -----------      -----------     -----------

Net investment income ........................       0.044            0.044            0.046            0.027           0.022
                                               -----------      -----------      -----------      -----------     -----------

Dividends from net investment income .........      (0.044)          (0.044)          (0.046)          (0.027)       ( 0.022 )
                                               -----------      -----------      -----------      -----------     -----------

Net asset value at end of year ............... $      1.00      $      1.00      $      1.00      $      1.00     $      1.00
                                               ===========      ===========      ===========      ===========     ===========


Total return .................................       4.53%            4.51%            4.69%            2.72%           2.24%
                                               ===========      ===========      ===========      ===========     ===========

Net assets at end of year (000's) ............ $    96,797      $    91,439      $    87,141      $    89,708     $    96,962
                                               ===========      ===========      ===========      ===========     ===========

Ratio of expenses to average net assets ......       0.97%            0.99%            0.99%            0.99%           0.99%

Ratio of net investment income to
   average net assets ........................       4.43%            4.42%            4.59%            2.69%           2.22%

See accompanying notes to financial statements.

INSTITUTIONAL GOVERNMENT INCOME FUND
FINANCIAL HIGHLIGHTS
===============================================================================================================================
                                                                  PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
                                                                                  YEAR ENDED SEPTEMBER 30,
==============================================================================================================================
                                                       1997             1996             1995             1994            1993
Net asset value at beginning of year .......... $      1.00      $      1.00      $      1.00      $      1.00     $      1.00
                                                -----------      -----------      -----------      -----------     -----------

Net investment income .........................       0.051            0.051            0.053            0.034           0.029
                                                -----------      -----------      -----------      -----------     -----------

Dividends from net investment income ..........      (0.051)          (0.051)          (0.053)          (0.034)       ( 0.029 )
                                                -----------      -----------      -----------      -----------     -----------

Net asset value at end of year ................ $      1.00      $      1.00      $      1.00      $      1.00     $      1.00
                                                ===========      ===========      ===========      ===========     ===========

Total return ..................................       5.17%            5.18%            5.42%            3.43%           2.96%
                                                ===========      ===========      ===========      ===========     ===========

Net assets at end of year (000's) ............. $    61,248      $    39,382      $    36,009      $    41,769     $    34,610
                                                ===========      ===========      ===========      ===========     ===========

Ratio of expenses to average net assets(A) ....       0.40%            0.40%            0.40%            0.40%           0.40%

Ratio of net investment income to
    average net assets ........................       5.07%            5.06%            5.30%            3.41%           2.92%

(A) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 0.45%, 0.49%, 0.42%, 0.42% and 0.48% for the years ended September 30, 1997, 1996, 1995, 1994 and 1993, respectively (Note 4).

See accompanying notes to financial statements.

MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
==============================================================================================================================
                                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==============================================================================================================================
                                                                       One Month                    Year                Period
                                                                           Ended                   Ended                 Ended
                                                                       Sept. 30,              August 31,            August 31,
                                                                          1997(A)                   1997                1996(B)
Net asset value at beginning of period .........................     $      1.00             $      1.00         $        1.00
                                                                     -----------             -----------         -------------

Net investment income ..........................................           0.004                   0.050              0.046 (C)
                                                                     -----------             -----------         -------------

Dividends from net investment income ...........................          (0.004)                 (0.050)               (0.046)
                                                                     -----------             -----------         -------------

Net asset value at end of period ...............................     $      1.00             $      1.00         $        1.00
                                                                     ===========             ===========         =============

Total return ...................................................           4.99%(E)                5.14%                 4.70%
                                                                     ===========             ===========         =============

Net assets at end of period (000's) ............................     $    73,821             $    94,569         $      76,363
                                                                     ===========             ===========         =============

Ratio of expenses to average net assets(D) .....................           0.80%(E)                0.65%                 0.65%(E)

Ratio of net investment income to average net assets ...........           4.99%(E)                5.03%                 4.94%(E)

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to September 30 (Note 8).

(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.

(C) Calculated using weighted average shares outstanding during the period.

(D) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 0.79% and 0.99%(E) for the periods ended August 31, 1997 and 1996, respectively.

(E) Annualized.

See accompanying notes to financial statements.

INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
========================================================================================================================
                                                           PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
========================================================================================================================
                                                                     One Month                   Year             Period
                                                                         Ended                  Ended              Ended
                                                                     Sept. 30,             August 31,         August 31,
                                                                        1997(A)                  1997             1996(B)
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......................      $    10.00             $     9.75         $    10.00
                                                                    ----------             ----------         ----------

Income from investment operations:
   Net investment income .....................................            0.05                   0.62               0.57 (C)
   Net realized and unrealized gains (losses)
      on investments .........................................            0.09                   0.28              (0.25)(C)
                                                                    ----------             ----------         ----------
Total from investment operations .............................            0.14                   0.90               0.32
                                                                    ----------             ----------         ----------

Less distributions:
   Dividends from net investment income ......................           (0.05)                 (0.62)             (0.57)
   Distributions from net realized gains .....................            --                    (0.03)                --
                                                                    ----------             ----------         ----------
Total distributions ..........................................           (0.05)                 (0.65)             (0.57)
                                                                    ----------             ----------         ----------

Net asset value at end of period .............................      $    10.09             $    10.00         $     9.75
                                                                    ==========             ==========         ==========

Total return(D) ..............................................           1.41%                  9.48%              3.23%
                                                                    ==========             ==========         ==========

Net assets at end of period (000's) ..........................      $   15,671             $   15,114         $   13,357
                                                                    ==========             ==========         ==========

Ratio of expenses to average net assets(E) ...................           0.95%(F)               0.85%              0.68% (F)

Ratio of net investment income to average net assets .........           6.18%(F)               6.26%              6.31% (F)

Portfolio turnover rate ......................................              0%                    41%                12%

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to September 30 (Note 8).

(B) Represents the period from the commencement of operations (October 3, 1995) through August 31, 1996.

(C) Calculated using weighted average shares outstanding during the period.

(D) Total returns shown exclude the effect of applicable sales loads.

(E) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 1.38%(F), 1.53% and 2.04%(F) for the periods ended September 30, 1997, August 31, 1997 and August 31,1996, respectively (Note 4).

(F) Annualized.

See accompanying notes to financial statements.

INTERMEDIATE TERM GOVERNMENT INCOME FUND
FINANCIAL HIGHLIGHTS - CLASS A
==============================================================================================================================
                                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==============================================================================================================================
                                                                                Year Ended September 30,
                                                          1997            1996            1995            1994            1993
Net asset value at beginning of year .............. $    10.49      $    10.73      $    10.14      $    11.59      $    11.10
                                                    ----------      ----------      ----------      ----------      ----------

Income from investment operations:
   Net investment income ..........................       0.61            0.61            0.64            0.56            0.60
   Net realized and unrealized gains (losses)
     on investments ...............................       0.18           (0.24)           0.59           (1.32)           0.49
                                                    ----------      ----------      ----------      ----------      ----------
Total from investment operations ..................       0.79            0.37            1.23           (0.76)           1.09
                                                    ----------      ----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ...........      (0.61)          (0.61)          (0.64)          (0.56)          (0.60)
   Distributions from net realized gains ..........         --              --              --           (0.13)        --
                                                    ----------      ----------      ----------      ----------      ----------
Total distributions ...............................      (0.61)          (0.61)          (0.64)          (0.69)          (0.60)
                                                    ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .................... $    10.67      $    10.49      $    10.73      $    10.14      $    11.59
                                                    ==========      ==========      ==========      ==========      ==========

Total return(A) ...................................      7.74%           3.55%          12.52%          (6.76%)         10.15%
                                                    ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ................. $   53,033      $   56,095      $   56,969      $   64,395      $   89,666
                                                    ==========      ==========      ==========      ==========      ==========

Ratio of expenses to average net assets ...........      0.99%           0.99%           0.99%           0.99%           0.99%
Ratio of net investment income to average
   net assets .....................................      5.78%           5.75%           6.17%           5.17%           5.31%

Portfolio turnover rate ...........................        49%             70%             58%            236%            255%

(A) Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS - CLASS A
=======================================================================================================================
                                                          PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=======================================================================================================================
                                                        Year           Year           Year           Year        Period
                                                       Ended          Ended          Ended          Ended         Ended
                                                   Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,     Sept. 30,
                                                        1997           1996           1995           1994          1993(A)
Net asset value at beginning of period .......... $     9.81     $     9.78     $     9.82     $    10.01    $    10.00
                                                  ----------     ----------     ----------     ----------    ----------

Income from investment operations:
   Net investment income ........................       0.57           0.57           0.55           0.39          0.28
   Net realized and unrealized gains (losses)
     on investments .............................       0.04           0.03          (0.04)         (0.18)         0.01
                                                  ----------     ----------     ----------     ----------    ----------

Total from investment operations ................       0.61           0.60           0.51           0.21          0.29
                                                  ----------     ----------     ----------     ----------    ----------


Less distributions:
   Dividends from net investment income .........      (0.57)         (0.57)         (0.55)         (0.39)        (0.28)
   Distributions from net realized gains ........         --             --             --          (0.01)           --
                                                  ----------     ----------     ----------     ----------    ----------

Total distributions .............................      (0.57)         (0.57)         (0.55)         (0.40)        (0.28)
                                                  ----------     ----------     ----------     ----------    ----------

Net asset value at end of period ................ $     9.85     $     9.81     $     9.78     $     9.82 $       10.01
                                                  ==========     ==========     ==========     ==========    ==========

Total return(B) .................................      6.34%          6.32%          5.33%          2.09%         4.56%(D)
                                                  ==========     ==========     ==========     ==========    ==========

Net assets at end of period (000's) ............. $   23,202     $   11,732     $   20,752     $   37,572    $   24,400
                                                  ==========     ==========     ==========     ==========    ==========

Ratio of expenses to average net assets(C) ......      0.75%          0.75%          0.75%          0.68%         0.22%(D)

Ratio of net investment income to
   average net assets ...........................      5.73%          5.91%          5.57%          3.91%         4.17%(D)

Portfolio turnover rate .........................        58%            44%           115%            81%          170%(D)

(A) Represents the period from the initial public offering of shares (February 10, 1993) through September 30, 1993.

(B) Total returns shown exclude the effect of applicable sales loads.

(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.47%, 1.46%, 1.21%, 0.78% and 1.18%(D) for the periods ended September 30, 1997, 1996, 1995, 1994 and 1993, respectively (Note 4).

(D) Annualized.

See accompanying notes to financial statements.

GLOBAL BOND FUND
FINANCIAL HIGHLIGHTS - CLASS A
===================================================================================================================
                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===================================================================================================================
                                                                   Year                 Year                 Period
                                                                  Ended                Ended                  Ended
                                                              Sept. 30,            Sept. 30,              Sept. 30,
                                                                   1997                 1996                   1995(A)
Net asset value at beginning of period ....................   $   11.03           $    10.64          $       10.00
                                                              ---------           ----------          -------------

Income from investment operations:
   Net investment income ..................................        0.61                 0.57                   0.35
   Net realized and unrealized gains (losses)
     on investments and foreign currency ..................       (0.13)               (0.05)                  0.64
                                                              ---------           ----------          -------------
Total from investment operations ..........................        0.48                 0.52                   0.99
                                                              ---------           ----------          -------------

Less distributions:
   Dividends from net investment income ...................       (0.17)               (0.13)                 (0.35)
   Distributions from net realized gains ..................       (0.28)                  --                     --
                                                              ---------           ----------          -------------

Total distributions .......................................       (0.45)               (0.13)                 (0.35)
                                                              ---------           ----------          -------------

Net asset value at end of period ..........................   $   11.06           $    11.03          $       10.64
                                                              =========           ==========          =============

Total return(B) ...........................................       4.39%                4.88%                 14.89% (D)
                                                              =========           ==========          =============

Net assets at end of period (000's) .......................   $   7,141           $   12,841          $      13,297
                                                              =========           ==========          =============

Ratio of expenses to average net assets(C) ................       1.35%                1.35%                  1.33% (D)

Ratio of net investment income to average net assets ......       5.15%                4.97%                  4.30% (D)

Portfolio turnover rate ...................................        214%                 235%                   130% (D)

(A) Represents the period from initial public offering of Class A shares (February 1, 1995) through September 30, 1995.

(B) Total returns shown exclude the effect of applicable sales loads.

(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.64%, 1.50% and 2.47%(D) for the periods ended September 30, 1997, 1996 and 1995, respectively (Note 4).

(D) Annualized.

See accompanying notes to financial statements.

GLOBAL BOND FUND
FINANCIAL HIGHLIGHTS - CLASS C
====================================================================================================================
                                                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
====================================================================================================================
                                                                         Year                Year             Period
                                                                        Ended               Ended              Ended
                                                                    Sept. 30,           Sept. 30,          Sept. 30,
                                                                         1997                1996             1995(A)
Net asset value at beginning of period ...........................  $   10.92           $   10.59          $   10.00
                                                                    ---------           ---------          ---------

Income from investment operations:
   Net investment income .........................................       0.51                0.51               0.38
   Net realized and unrealized gains (losses)
     on investments and foreign currency .........................      (0.11)              (0.08)              0.57
                                                                    ---------           ---------          ---------
Total from investment operations .................................       0.40                0.43               0.95
                                                                    ---------           ---------          ---------

Less distributions:
   Dividends from net investment income ..........................      (0.17)              (0.10)             (0.36)
   Distributions from net realized gains .........................      (0.28)                 --                 --
                                                                    ---------           ---------          ---------

Total distributions ..............................................      (0.45)              (0.10)             (0.36)
                                                                    ---------           ---------          ---------

Net asset value at end of period .................................  $   10.87           $   10.92          $   10.59
                                                                    =========           =========          =========

Total return(B) ..................................................      3.68%               4.10%            14.25% (D)
                                                                    =========           =========          =========

Net assets at end of period (000's) ..............................  $   5,801           $   5,847          $   4,518
                                                                    =========           =========          =========

Ratio of expenses to average net assets(C) .......................      2.00%               2.00%              1.98% (D)

Ratio of net investment income to average net assets .............      4.51%               4.34%              3.70% (D)

Portfolio turnover rate ..........................................       214%                235%               130% (D)

(A) Represents the period from initial public offering of Class C shares (February 1, 1995) through September 30, 1995.

(B) Total returns shown exclude the effect of applicable sales loads.

(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.11%, 2.03% and 3.45%(D) for the periods ended September 30, 1997, 1996 and 1995, respectively (Note 4).

(D) Annualized.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 1997
===============================================================================
1.  ORGANIZATION
The Short Term Government Income Fund, Institutional Government Income Fund, Money Market Fund, Intermediate Bond Fund, Intermediate Term Government Income Fund, Adjustable Rate U.S. Government Securities Fund and Global Bond Fund (collectively, the Funds) are each a series of Countrywide Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated December 7, 1980. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund. The Money Market Fund and Intermediate Bond Fund were originally organized as series of Trans Adviser Funds, Inc. (Note
8).

The Short Term Government Income Fund invests primarily in short-term U.S. Government obligations backed by the "full faith and credit" of the United States and seeks high current income, consistent with protection of capital.

The Institutional Government Income Fund seeks high current income, consistent with protection of capital, by investing primarily in short-term obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities. The Fund is designed primarily for institutions as an economical and convenient means for the investment of short-term funds.

The Money Market Fund seeks high current income, consistent with liquidity and stability of principal. The Fund invests primarily in high-quality U.S. dollar-denominated money market instruments.

The Intermediate Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. The Fund invests in marketable corporate debt securities, U.S. Government securities, mortgage-related securities, other asset-backed securities and cash or money market instruments.

The Intermediate Term Government Income Fund invests primarily in U.S. Government obligations maturing within twenty years or less with a dollar-weighted average portfolio maturity under normal market conditions of between three and ten years and seeks high current income, consistent with protection of capital. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective.

The Adjustable Rate U.S. Government Securities Fund seeks high current income, consistent with lower volatility of principal, by investing primarily in mortgage-backed securities created from pools of adjustable rate mortgages which are issued or guaranteed by the United States Government, its agencies or instrumentalities.

The Global Bond Fund seeks high total return, through both income and capital appreciation. The Fund invests primarily in high-grade domestic and foreign fixed-income securities.

The Global Bond Fund offers two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 4% and a distribution fee of up to 0.35% of average daily net assets) and Class C shares (sold subject to a maximum contingent deferred sales load of 1% if redeemed within a one-year period from purchase and a distribution fee of up to 1% of average daily net assets). Each Class A share and Class C share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

Prior to September 22, 1997, the Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund also offered both Class A and Class C shares. On September 22, 1997, all outstanding Class C shares were redeemed pursuant to a mandatory redemption program authorized by the Board of Trustees.

2.  SIGNIFICANT ACCOUNTING POLICIES
The periods ended September 30 1997, referred to within the Notes to Financial Statements, represent the year then ended, except for the Money Market Fund and Intermediate Bond Fund which represent the one month then ended (Note 8). The following is a summary of the Funds' significant accounting policies:

Securities valuation -- Short Term Government Income Fund securities, Institutional Government Income Fund securities and Money Market Fund securities are valued on the amortized cost basis, which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable these Funds to maintain a constant net asset value per share. Intermediate Bond Fund securities, Intermediate Term Government Income Fund securities, Adjustable Rate U.S. Government Securities Fund securities and Global Bond Fund securities for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. With respect to the Global Bond Fund, the U.S. dollar value of foreign securities and forward foreign currency exchange contracts is determined using spot and forward currency exchange rates, respectively, supplied by a quotation service.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian, at the Federal Reserve Bank of Cleveland. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of a Fund's assets, less liabilities, by the number of shares outstanding. With respect to the Global Bond Fund, the net asset value per share of each class of shares is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

The offering price per share of the Short Term Government Income Fund, Institutional Government Income Fund and Money Market Fund is equal to the net asset value per share. The maximum offering price per share of the Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund is equal to net asset value per share plus a sales load equal to 2.04% of the net asset value (or 2% of the offering price). The maximum offering price of Class A shares of the Global Bond Fund is equal to net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class C shares of the Global Bond Fund is equal to the net asset value per share.

The redemption price per share of each Fund, including each class of shares with respect to the Global Bond Fund, is equal to the net asset value per share. However, Class C shares of the Global Bond Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income are declared daily and paid on the last business day of each month to shareholders of the Short Term Government Income Fund, Institutional Government Income Fund, Money Market Fund, Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund. Dividends arising from net investment income are declared and paid annually to shareholders of the Global Bond Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Allocations between classes -- Investment income earned by each Fund having two classes of shares is allocated daily to each class of shares based on the percentage of the net asset value of settled shares of such class to the total of the net asset value of settled shares of both classes of shares. Realized capital gains and losses and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Organization costs -- Costs incurred by the Money Market Fund and Intermediate Bond Fund in connection with their organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with each Fund's commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon federal income tax cost of portfolio investments (excluding repurchase agreements) as of September 30, 1997:

                                                                                          ADJUSTABLE
                                                                  INTERMEDIATE             RATE U.S.
                                            INTERMEDIATE                  TERM            GOVERNMENT               GLOBAL
                                                    BOND            GOVERNMENT            SECURITIES                 BOND
                                                    FUND           INCOME FUND                  FUND                 FUND
Gross unrealized appreciation ...........   $    207,909          $  1,210,236          $    201,828         $    286,237
Gross unrealized depreciation ...........        (38,186)              (55,787)              (14,207)             (75,201)
                                            ------------          ------------          ------------         ------------

Net unrealized appreciation .............   $    169,723          $  1,154,449          $    187,621         $    211,036
                                            ============          ============          ============         ============

Federal income tax cost .................   $ 15,240,607          $ 51,940,025          $ 17,260,488         $ 12,139,225
                                            ============          ============          ============         ============

With respect to the Intermediate Bond Fund, the difference between the federal income tax cost of portfolio investments and financial statement cost is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations.

As of September 30, 1997, the Institutional Government Income Fund, Money Market Fund, Intermediate Bond Fund, Intermediate Term Government Income Fund, Adjustable Rate U.S. Government Securities Fund and Global Bond Fund had capital loss carryforwards for federal income tax purposes of $21,764, $3,760, $8,636, $2,736,367, $1,250,655 and $13,469, respectively. In addition, the Intermediate Term Government Income Fund elected to defer until its subsequent tax year $165,218 of capital losses incurred after October 31, 1996. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

Reclassification of capital accounts -- As of September 30, 1997, the Global Bond Fund reclassified $427,230 from accumulated net realized losses on foreign currency transactions to undistributed net investment income. This reclassification, which has no impact on the net asset value of the Fund, is primarily attributable to permanent differences between federal income tax regulations and generally accepted accounting principles regarding the classification of realized foreign currency gains and losses.

3.  INVESTMENT TRANSACTIONS
Investment transactions (excluding short-term investments) were as follows for the periods ended September 30, 1997:

                                                                                  ADJUSTABLE
                                                                 INTERMEDIATE      RATE U.S.
                                                 INTERMEDIATE            TERM      GOVERNMENT           GLOBAL
                                                         BOND      GOVERNMENT      SECURITIES             BOND
                                                         FUND     INCOME FUND            FUND             FUND
Purchases of investment securities.............   $        --    $ 25,490,863    $ 11,551,886    $  32,753,085
                                                  ===========    ============    ============    =============
Proceeds from sales and maturities of
   investment securities.......................   $   510,465    $ 29,999,506    $  7,839,233    $  38,312,743
                                                  ===========    ============    ============    =============

4.  TRANSACTIONS WITH AFFILIATES
The Chairman and the President of the Trust are also officers of Countrywide Financial Services, Inc., whose subsidiaries include Countrywide Investments, Inc. (the Adviser), the Trust's investment adviser and principal underwriter, and Countrywide Fund Services, Inc. (CFS), the Trust's transfer agent, shareholder service agent and accounting services agent. Countrywide Financial Services, Inc. is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

MANAGEMENT AND SUBADVISORY AGREEMENTS
Each Fund's investments are supervised by the Adviser under the terms of a Management Agreement. Under the Management Agreement, the Short Term Government Income Fund, Money Market Fund, Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of its respective average daily net assets up to $50 million; 0.45% of such net assets from $50 million to $150 million; 0.40% of such net assets from $150 million to $250 million; and 0.375% of such net assets in excess of $250 million. The Institutional Government Income Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.20% of its average daily net assets. The Global Bond Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.70% of its average daily net assets up to $100 million and 0.60% of such net assets in excess of $100 million.

Rogge Global Partners, plc (Rogge) has been retained by the Adviser to manage the investments of the Global Bond Fund. The Adviser (not the Fund) pays Rogge a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.35% of the Fund's average daily net assets up to $100 million and 0.30% of such net assets in excess of $100 million.

In order to voluntarily reduce operating expenses during the periods ended September 30, 1997, the Adviser waived $22,972 of its advisory fees for the Institutional Government Income Fund; waived $5,460 of its advisory fees for the Intermediate Bond Fund; reimbursed $8,072 of Class C expenses for the Intermediate Term Government Income Fund; waived its entire advisory fee of $79,473 and reimbursed $35,391 of common expenses and $6,941 of Class C expenses for the Adjustable Rate U.S. Government Securities Fund; and waived $16,782 of its advisory fees and reimbursed $20,811 of Class A expenses for the Global Bond Fund.

The Adviser has agreed, until at least August 31, 1999, to waive fees and reimburse expenses to the extent necessary to limit total operating expenses of the Money Market Fund and Intermediate Bond Fund to 0.80% and 0.95%, respectively, of each Fund's average daily net assets.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and CFS, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $25.00 per shareholder account from each of the Short Term Government Income Fund, Institutional Government Income Fund and Money Market Fund and $21.00 per shareholder account from each of the Intermediate Bond Fund, Intermediate Term Government Income Fund, Adjustable Rate U.S. Government Securities Fund and Global Bond Fund, subject to a $1,000 minimum monthly fee for each Fund, or for each class of shares of a Fund, as applicable. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and CFS, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $3,000 per month from each of the Short Term Government Income Fund, Institutional Government Income Fund, and Money Market Fund, $2,750 per month from the Intermediate Bond Fund, $3,250 per month from each of the Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund, and $4,750 per month from the Global Bond Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
The Adviser is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Adviser, the Adviser earned $188, $3,409, $2,259 and $1,302 from underwriting and broker commissions on the sale of shares of the Intermediate Bond Fund, Intermediate Term Government Income Fund, Adjustable Rate U.S. Government Securities Fund and Global Bond Fund, respectively, for the periods ended September 30, 1997. In addition, the Adviser collected $457, $633 and $1,340 of contingent deferred sales loads on redemptions of Class C shares of the Intermediate Term Government Income Fund, Adjustable Rate U.S. Government Securities Fund and Global Bond Fund, respectively.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which shares of each Fund having one class of shares and Class A shares of the Global Bond Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.10% of the Institutional Government Income Fund's average daily net assets and 0.35% of each of the other Funds' average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) under which Class C shares of the Global Bond Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class C Plan is 1% of average daily net assets attributable to Class C shares.

PRIOR AFFILIATE AGREEMENTS
Prior to August 30, 1997, the investment adviser of the Money Market Fund and Intermediate Bond Fund was Trans Financial Bank, N.A.; Forum Financial Corp. served as the transfer agent and dividend disbursing agent and performed portfolio accounting services; Forum Financial Services, Inc. acted as distributor of each Fund's shares; and Forum Administrative Services, LLC supervised the administration of all aspects of each Fund's operations. Contractual amounts paid by the Funds for the performance of these services are reflected in each Fund's Statement of Operations for the year ended August 31, 1997. As of September 30, 1997, Trans Financial Bank, N.A. was a significant shareholder of record of the Money Market Fund and the Intermediate Bond Fund.

5.  CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold and payments for shares redeemed as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

------------------------------------------------------------------------------------------------------------------
                                                                          INTERMEDIATE BOND FUND
------------------------------------------------------------------------------------------------------------------
                                                             ONE MONTH                  YEAR                PERIOD
                                                                 ENDED                 ENDED                 ENDED
                                                             SEPT. 30,              AUG. 31,              AUG. 31,
                                                                  1997                  1997                  1996
Shares sold ............................................        92,013               542,916             1,491,710
Shares issued in reinvestment of distributions
   to shareholders .....................................            91                 1,951                 1,404
Shares redeemed ........................................       (49,574)             (404,063)             (122,796)
                                                            ----------            ----------            ----------
Net increase in shares outstanding .....................        42,530               140,804             1,370,318
Shares outstanding, beginning of period ................     1,511,122             1,370,318                    --
                                                            ----------            ----------            ----------
Shares outstanding, end of period ......................     1,553,652             1,511,122             1,370,318
                                                            ==========            ==========            ==========

                                              INTERMEDIATE TERM           ADJUSTABLE RATE                  GLOBAL
                                                 GOVERNMENT               U.S. GOVERNMENT                   BOND
                                                 INCOME FUND              SECURITIES FUND                   FUND
                                              Year          Year          Year           Year          Year          Year
                                             Ended         Ended         Ended          Ended         Ended         Ended
                                         Sept. 30,     Sept. 30,     Sept. 30,      Sept. 30,     Sept. 30,     Sept. 30,
                                              1997          1996          1997           1996          1997          1996
CLASS A
Shares sold .........................      864,111     1,824,629     2,931,702      1,317,967       158,243       202,237
Shares issued in reinvestment
   of distributions to
   shareholders .....................      267,417       274,432        83,540         83,368        42,008        15,285
Shares redeemed .....................   (1,509,918)   (2,059,645)   (1,855,152)    (2,327,350)     (718,964)     (302,506)
                                        ----------    ----------    ----------     ----------    ----------    ----------

Net increase (decrease) in
   shares outstanding ...............     (378,390)       39,416     1,160,090       (926,015)     (518,713)      (84,984)
Shares outstanding,
   beginning of year ................    5,348,350     5,308,934     1,195,580      2,121,595     1,164,325     1,249,309
                                        ----------    ----------    ----------     ----------    ----------    ----------

Shares outstanding, end of year .....    4,969,960     5,348,350     2,355,670      1,195,580       645,612     1,164,325
                                        ==========    ==========    ==========     ==========    ==========    ==========

CLASS C
Shares sold .........................       13,106        36,099        77,399         63,042        79,602       187,748
Shares issued in reinvestment
   of distributions to
   shareholders .....................        3,625         3,345         3,139            824        23,586         4,672
Shares redeemed .....................      (90,249)      (21,699)     (144,655)        (8,583)     (105,104)      (83,836)
                                        ----------    ----------    ----------     ----------    ----------    ----------

Net increase (decrease) in
   shares outstanding ...............      (73,518)       17,745       (64,117)        55,283        (1,916)      108,584
Shares outstanding,
   beginning of year ................       73,518        55,773        64,117          8,834       535,423       426,839
                                        ----------    ----------    ----------     ----------    ----------    ----------

Shares outstanding, end of year .....         --          73,518          --           64,117       533,507       535,423
                                        ==========    ==========    ==========     ==========    ==========    ==========

Share transactions for the Short Term Government Income Fund, Institutional Government Income Fund and Money Market Fund are identical to the dollar value of those transactions as shown in the Statements of Changes in Net Assets.

6.  FOREIGN CURRENCY TRANSLATION
With respect to the Global Bond Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments, resulting from changes in exchange rates.

7.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Global Bond Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of September 30, 1997, the Global Bond Fund had forward foreign currency exchange contracts outstanding as follows:

                                                                                                       NET
                                                                                                UNREALIZED
   SETTLEMENT                          TO RECEIVE             INITIAL            MARKET       APPRECIATION
         DATE                         (TO DELIVER)              VALUE             VALUE      (DEPRECIATION)
CONTRACTS TO SELL
     10/20/97                    ( 5,658,704) DEM        $( 3,106,050)     $( 3,213,002)      $ ( 106,952)
     10/20/97                    ( 6,456,159) DKK           ( 917,068)        ( 962,691)         ( 45,623)
     10/20/97                    ( 1,921,166) GBP         ( 3,036,583)      ( 3,101,255)         ( 64,672)
     10/20/97                ( 2,390,004,368) ITL         ( 1,320,563)      ( 1,386,516)         ( 65,953)
                                                        -------------     -------------       -----------

Total sell contracts                                      ( 8,380,264)      ( 8,663,464)        ( 283,200)
                                                        -------------     -------------       -----------


CONTRACTS TO BUY
     10/20/97                     10,984,141  DEM           6,054,049         6,236,777           182,728
     10/20/97                      6,478,003  DKK             933,482           965,948            32,466
     10/20/97                        411,738  GBP             652,604           664,650            12,046
     10/20/97                    314,406,692  JPY           2,712,744         2,615,649          ( 97,095)
     10/20/97                      4,607,702  NOK             604,124           652,013            47,889
                                                        -------------     -------------       -----------
Total buy contracts                                        10,957,003        11,135,037           178,034
                                                        -------------     -------------       -----------


NET CONTRACTS                                             $ 2,576,739       $ 2,471,573       $ ( 105,166)
                                                        =============     =============       ===========

DEM-German Mark                ITL-Italian Lira
DKK-Danish Krone               JPY-Japanese Yen
GBP-British Pound Sterling     NOK-Norwegian Krone


8. AGREEMENT AND PLAN OF REORGANIZATION
The Money Market Fund and Intermediate Bond Fund were originally organized as series of Trans Adviser Funds, Inc., an open-end management investment company incorporated under the laws of the State of Maryland. Trans Adviser Funds, Inc. consisted of five investment portfolios, including the Money Market Fund and Intermediate Bond Fund (the Predecessor Funds). The Predecessor Funds had investment objectives, policies and restrictions substantially identical to the Funds.

As of the close of business on August 29, 1997, pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, all assets and liabilities of each Predecessor Fund were transferred in exchange for capital shares of a corresponding series of Countrywide Investment Trust. Each Predecessor Fund then distributed to its shareholders as a liquidating dividend all capital shares of the like Fund in exchange for and in cancellation of its capital shares. When the reorganization was completed, shareholders of each Fund owned the same proportional interest as they owned in the Predecessor Fund immediately before the reorganization, and each Fund owned the same portfolio of investments as the Predecessor Fund immediately before the reorganization.

For federal income tax purposes, the reorganization of the Money Market Fund and Intermediate Bond Fund qualifies as a tax-free reorganization with no tax consequences to the Predecessor Funds, the Funds or their shareholders. In connection with the reorganization, the fiscal year-end of each Fund has been changed from August 31 to September 30.

SHORT TERM GOVERNMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
September 30, 1997
============================================================================================================
            Par                                                                                       Market
          Value  U.S. TREASURY OBLIGATIONS-- 26.9%                                                     Value
------------------------------------------------------------------------------------------------------------
 $    5,000,000  U.S. Treasury Notes, 8.75%, 10/15/97.......................................   $   5,005,880
      5,000,000  U.S. Treasury Notes, 7.375%, 11/15/97......................................       5,009,203
      5,000,000  U.S. Treasury Notes, 5.125%, 2/28/98.......................................       4,990,234
      3,000,000  U.S. Treasury Notes, 5.875%, 4/30/98.......................................       3,005,268
      5,000,000  U.S. Treasury Notes, 6.125%, 5/15/98.......................................       5,014,188
      3,000,000  U.S. Treasury Notes, 8.25%, 7/15/98........................................       3,057,594
---------------                                                                               --------------
 $   26,000,000  TOTAL U.S. TREASURY OBLIGATIONS
===============
                 (Amortized Cost $26,082,367)...............................................   $  26,082,367
                                                                                              --------------
============================================================================================================
           Face                                                                                       Market
         Amount  REPURCHASE AGREEMENTS(1)-- 72.5%                                                      Value
------------------------------------------------------------------------------------------------------------
 $   22,500,000  Prudential Securities, Inc., 5.40%, dated 9/24/97, due 10/1/97,
                    repurchase proceeds $22,523,625.........................................   $  22,500,000
     24,000,000  Nesbitt Burns Securities, Inc., 6.00%, dated 9/30/97, due 10/1/97,
                    repurchase proceeds $24,004,000.........................................      24,000,000
      1,661,000  Dean Witter Reynolds, Inc., 5.50%, dated 9/30/97, due 10/1/97,
                    repurchase proceeds $1,661,254..........................................       1,661,000
     22,000,000  Merrill Lynch, Pierce, Fenner & Smith, Inc., 5.75%, dated 9/30/97,
                    due 10/1/97, repurchase proceeds $22,003,514............................      22,000,000
---------------                                                                               --------------
 $   70,161,000  TOTAL REPURCHASE AGREEMENTS ...............................................   $  70,161,000
===============                                                                               --------------
                 TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 99.4% ..............   $  96,243,367

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.6% ..............................         553,315
                                                                                              --------------

                 NET ASSETS -- 100.0% ......................................................   $  96,796,682
                                                                                              ==============

(1) Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.

INSTITUTIONAL GOVERNMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
September 30, 1997
============================================================================================================
            Par                                                                                       Market
          Value  INVESTMENTS -- 38.2%                                                                  Value
------------------------------------------------------------------------------------------------------------
                 U.S. GOVERNMENT AGENCY ISSUES -- 29.9%
 $    2,000,000  Federal Farm Credit Bank Notes, 5.69%, 10/1/97.............................   $   2,000,000
      2,000,000  Federal National Mortgage Assoc. Discount Notes, 10/2/97...................       1,999,688
      1,210,000  Student Loan Marketing Assoc. Floating Rate Notes, 5.38%, 10/30/97.........       1,210,100
        500,000  Private Export Funding Corp. Notes, 8.95%, 10/31/97........................         501,269
      1,500,000  Federal National Mortgage Assoc. Notes, 5.50%, 11/10/97....................       1,499,375
        100,000  Federal National Mortgage Assoc. Floating Rate Notes, 6.00%, 11/17/97......         100,000
        500,000  Federal National Mortgage Assoc. Notes, 7.68%, 12/1/97.....................         501,574
      1,000,000  Federal Home Loan Bank Notes, 5.61%, 12/18/97..............................       1,000,000
        600,000  Federal National Mortgage Assoc. Notes, 5.375%, 1/13/98....................         599,638
      1,000,000  Federal National Mortgage Assoc. Notes, 8.03%, 1/28/98.....................       1,007,235
        350,000  Federal Farm Credit Bank Notes, 5.36%, 1/29/98.............................         349,224
      4,100,000  Federal Home Loan Bank Notes, 5.99%, 2/9/98................................       4,103,780
        400,000  Federal Home Loan Bank Notes, 5.11%, 2/23/98...............................         398,498
      1,500,000  Federal National Mortgage Assoc. Notes, 8.20%, 3/10/98.....................       1,516,411
      1,500,000  Federal National Mortgage Assoc. Notes, 6.00%, 4/17/98.....................       1,502,477
---------------                                                                               --------------
 $   18,260,000  TOTAL U.S. GOVERNMENT AGENCY ISSUES
---------------
                 (Amortized Cost $18,289,269)...............................................   $  18,289,269
                                                                                              --------------

                 US GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 5.0%
 $      373,785  Federal Home Loan Mortgage Corp. Series #M90145, 6.00%, 11/1/97............         373,696
      1,012,504  Federal Home Loan Mortgage Corp. Series #M90155, 5.50%, 11/1/97............       1,012,187
        108,132  Federal Home Loan Mortgage Corp. Series #M15799, 5.50%, 11/1/97............         108,084
        828,576  Federal Home Loan Mortgage Corp. Series #M90152, 6.50%, 12/1/97............         828,978
        199,001  Federal Home Loan Mortgage Corp. Series #M90162, 6.50%, 1/1/98.............         199,001
        556,187  Federal Home Loan Mortgage Corp. Series #M17343, 6.00%, 2/1/98.............         555,572
---------------                                                                               --------------
 $    3,078,185  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
---------------
                 (Amortized Cost $3,077,518)................................................   $   3,077,518
                                                                                              --------------

                 COMMERCIAL PAPER -- 3.3%
 $    2,058,000  Kirksville College of Osteopathic Medicine, Inc., 12/11/97, Guarantor SLMA
---------------
                 (Amortized Cost $2,035,758) ...............................................   $   2,035,758
                                                                                              --------------

 $   23,396,185  TOTAL INVESTMENTS AT VALUE
===============
                 (Amortized Cost $23,402,545)  .............................................   $  23,402,545
                                                                                              --------------

INSTITUTIONAL GOVERNMENT INCOME FUND (continued)
============================================================================================================
           Face                                                                                       Market
         Amount  REPURCHASE AGREEMENTS(1)-- 61.4%                                                      Value
------------------------------------------------------------------------------------------------------------
 $   14,500,000  Prudential Securities, Inc., 5.40%, dated 9/24/97, due 10/1/97,
                    repurchase proceeds $14,515,225.........................................   $  14,500,000
     14,500,000  Nesbitt Burns Securities, Inc., 6.00%, dated 9/30/97, due 10/1/97,
                    repurchase proceeds $14,502,417.........................................      14,500,000
      3,591,000  Dean Witter Reynolds, Inc., 5.50%, dated 9/30/97, due 10/1/97,
                    repurchase proceeds $3,591,549..........................................       3,591,000
      5,000,000  Merrill Lynch, Pierce, Fenner & Smith Inc., 5.75%, dated 9/30/97,
                    due 10/1/97, repurchase proceeds $5,000,799.............................       5,000,000
---------------                                                                               --------------
 $   37,591,000  TOTAL REPURCHASE AGREEMENTS  ..............................................   $  37,591,000
===============                                                                               --------------

                 TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 99.6%..............    $  60,993,545

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.4% ..............................         254,341
                                                                                              --------------

                 NET ASSETS-- 100.0% .......................................................   $  61,247,886
                                                                                              ==============

(1) Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
September 30, 1997
============================================================================================================
            Par                                                                                       Market
          Value  INVESTMENTS -- 76.9%                                                                  Value
------------------------------------------------------------------------------------------------------------
                 U.S. GOVERNMENT AGENCY ISSUES -- 0.7%
 $      500,000  Federal National Mortgage Assoc. Notes, 6.84%, 10/3/97
---------------
                 (Amortized Cost $500,031)..................................................   $     500,031
                                                                                              --------------

                 TAXABLE MUNICIPAL ISSUES -- 0.5%
 $      380,000  City of Aurora, IL, Variable Rate Demand Notes, Series 1997B, 10/2/97
---------------
                 (Amortized Cost $380,000)..................................................   $     380,000
                                                                                              --------------

                 CORPORATE NOTES -- 75.7%
 $      121,000  Carolina Power & Light Co., 6.375%, 10/1/97................................   $     121,000
      1,140,000  New York Telephone Co., 4.625%, 10/1/97....................................       1,140,000
        140,000  Ontario Province, 5.70%, 10/1/97...........................................         140,000
        745,000  J.C. Penney & Co., 10.00%, 10/15/97........................................         746,123
         50,000  Interamerican Development Bank, 9.50%, 10/15/97............................          50,065
      1,000,000  Manitoba Province, 6.00%, 10/15/97.........................................       1,000,035
      4,740,000  First USA Bank, 6.125%, 10/30/97...........................................       4,740,048
      2,000,000  African Development Bank, 10.00%, 11/1/97..................................       2,006,560
        790,000  Associates Corp. of North America, 7.75%, 11/1/97..........................         791,146
         80,000  Campbell Soup Co., 9.00%, 11/1/97..........................................          80,199
        500,000  Conagra, Inc., 9.75%, 11/1/97..............................................         501,604
      1,993,000  International Business Machines Corp., 6.375%, 11/1/97.....................       1,993,544
         40,000  Public Service Electric & Gas, 7.125%, 11/1/97.............................          40,036
        190,000  U.S. Leasing International, 7.00%, 11/1/97.................................         190,176
      1,825,000  American General Finance Corp., 7.70%, 11/15/97............................       1,828,805
        570,000  Associates Corp. of North America, 6.625%, 11/15/97........................         570,400
        484,000  Coca-Cola Enterprises, Inc., 6.50%, 11/15/97...............................         484,251
        100,000  GTE South, Inc., 6.25%, 11/15/97...........................................         100,013
        300,000  Norwest Corp., 7.70%, 11/15/97.............................................         300,641
      1,330,000  Norwest Financial, Inc., 6.50%, 11/15/97...................................       1,330,906
        340,000  Texaco Capital, 9.00%, 11/15/97............................................         341,218
      1,000,000  General Motors Acceptance Corp., 7.85%, 11/17/97...........................       1,002,708
        800,000  BankAmerica Corp., 6.875%, 11/20/97........................................         800,972
        600,000  Beneficial Corp., 6.79%, 11/20/97..........................................         600,870
         30,000  Philip Morris Companies, Inc. Medium Term Notes, 9.35%, 11/21/97...........          30,141
        110,000  Bell Atlantic Financial, 6.625%, 11/30/97..................................         110,091
        895,000  British Petroleum America, Inc., 8.875%, 12/1/97...........................         899,151
        791,000  Dupont Corp., 8.65%, 12/1/97...............................................         794,478
        474,000  Ford Motor Credit Co., 7.125%, 12/1/97.....................................         474,810
        999,000  Ford Motor Credit Co., 8.00%, 12/1/97......................................       1,002,134
      2,721,000  Philip Morris Companies, Inc., 9.25%, 12/1/97..............................       2,735,282
        250,000  New England Telephone Co., 6.25%, 12/15/97.................................         250,169
      5,050,000  Southern California Gas Co., 6.50%, 12/15/97...............................       5,056,434
        240,000  General Electric Capital Corp., 6.44%, 12/16/97............................         240,266
        161,000  British Petroleum America, Inc., 9.50%, 1/1/98.............................         162,281
        504,000  Ford Capital, 9.375%, 1/1/98...............................................         507,875
      1,270,000  Caterpillar, Inc., 7.47%, 1/15/98..........................................       1,275,691
        470,000  Chase Manhattan Corp., 6.625%, 1/15/98.....................................         470,759
        248,000  GTE California, 6.25%, 1/15/98.............................................         248,192

MONEY MARKET FUND (continued)
============================================================================================================
            Par                                                                                       Market
          Value  INVESTMENTS -- 76.9%                                                                  Value
------------------------------------------------------------------------------------------------------------
$        60,000  General Electric Capital Corp., 8.00%, 1/15/98.............................   $      60,330
        750,000  NationsBank Corp., 6.625%, 1/15/98.........................................         751,170
      1,893,000  Philip Morris Companies, Inc., 6.375%, 1/15/98.............................       1,894,187
      1,000,000  Texaco Capital, 8.65%, 1/30/98.............................................       1,008,276
      1,250,000  Associates Corp. of North America, 6.125%, 2/1/98..........................       1,250,209
         50,000  Chubb Capital Corp., 6.00%, 2/1/98.........................................          49,958
        776,000  Ford Motor Credit Co., 6.25%, 2/26/98......................................         776,957
        535,000  Southern California Edison Co., 5.875%, 2/1/98.............................         534,579
        310,000  Beneficial Corp., 9.125%, 2/15/98..........................................         313,434
        455,000  Commercial Credit Co., 8.50%, 2/15/98......................................         459,180
        210,000  Dean Witter, Discover & Co., 6.00%, 3/1/98.................................         209,978
         50,000  GTE Corp., 8.85%, 3/1/98...................................................          50,571
        125,000  Gannett Co., 5.25%, 3/1/98.................................................         124,583
        455,000  Wal-Mart Stores, Inc., 5.50%, 3/1/98.......................................         454,150
      4,116,000  Revlon Worldwide Corp. Defeased Discount Note, 3/15/98.....................       4,008,979
      1,000,000  General Electric Capital Corp., 7.61%, 3/27/98.............................       1,007,691
        500,000  General Electric Capital Corp., 7.08%, 3/30/98.............................         502,785
        500,000  Ontario Hydro, 5.80%, 3/31/98..............................................         499,326
        735,000  Sears Roebuck & Co., 9.25%, 4/15/98........................................         747,228
        500,000  Chrysler Financial Corp., 7.05%, 4/29/98...................................         502,804
        540,000  General Electric Capital Corp., 8.37%, 5/8/98..............................         547,708
        500,000  Transamerica Financial Corp., 7.17%, 6/29/98...............................         503,980
        300,000  American General Finance Corp., 8.50%, 8/15/98.............................         306,131
      1,000,000  General Motors Acceptance Corp. Medium Term Notes, 6.375%, 9/1/98..........       1,003,277
      2,000,000  Manitoba Province, 9.50%, 9/15/98..........................................       2,065,031
      1,105,000  NationsBank Corp., 5.125%, 9/15/98.........................................       1,096,379
---------------                                                                               --------------
 $   55,806,000  TOTAL CORPORATE NOTES
---------------
                 (Amortized Cost $55,887,955) ..............................................   $  55,887,955
                                                                                              --------------

 $   56,686,000  TOTAL INVESTMENTS AT VALUE
===============
                 (Amortized Cost $56,767,986) ..............................................   $  56,767,986
                                                                                              --------------
============================================================================================================
           Face                                                                                       Market
         Amount  REPURCHASE AGREEMENTS(1)-- 22.0%                                                      Value
------------------------------------------------------------------------------------------------------------
 $    1,273,000  Bankers Trust Co., 5.25%, dated 9/30/97, due 10/1/97, repurchase
                    proceeds $1,273,186.....................................................   $   1,273,000
     15,000,000  Zions Bank, 5.85%, dated 9/30/97, due 10/1/97, repurchase
                    proceeds $15,002,438....................................................      15,000,000
---------------                                                                               --------------
 $   16,273,000  TOTAL REPURCHASE AGREEMENTS ...............................................   $  16,273,000
===============                                                                               --------------

                 TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE -- 98.9%..............   $  73,040,986

                 OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.1% ..............................        780,013
                                                                                              --------------

                 NET ASSETS -- 100.0% .......................................................  $  73,820,999
                                                                                              ==============

(1) Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.

INTERMEDIATE BOND FUND
PORTFOLIO OF INVESTMENTS
September 30, 1997
============================================================================================================
            Par                                                                                       Market
          Value  INVESTMENTS -- 98.9%                                                                  Value
------------------------------------------------------------------------------------------------------------
                 U.S. TREASURY OBLIGATIONS -- 22.8%
 $    3,500,000  U.S. Treasury Notes, 6.50%, 8/15/05
---------------
                 (Amortized Cost $3,485,625) ...............................................   $   3,575,470
                                                                                              --------------

                 U.S. GOVERNMENT AGENCY ISSUES -- 12.2%
 $      920,000  Federal Home Loan Bank Discount Notes, 10/01/97............................   $     920,000
        500,000  Federal Home Loan Bank Notes, 6.62%, 12/6/00...............................         500,464
        265,000  Tennessee Valley Authority Notes, 6.875%, 1/15/02..........................         269,190
         50,000  Tennessee Valley Authority Notes, 6.875%, 8/1/02...........................          50,808
        150,000  Federal National Mortgage Assoc. Notes, 6.17%, 12/2/03.....................         147,200
         30,000  Tennessee Valley Authority Notes, 8.05%, 7/15/24...........................          30,435
---------------                                                                               --------------
 $    1,915,000  TOTAL U.S. GOVERNMENT AGENCY ISSUES
---------------
                 (Amortized Cost $1,918,363) ...............................................   $   1,918,097
                                                                                              --------------

                 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 6.7%
 $      226,017  Federal Home Loan Mortgage Corp. #1072-G, 7.00%, 5/15/06...................   $     228,639
        800,000  Federal Home Loan Mortgage Corp. #1720-E, 7.50%, 12/15/09..................         819,827
---------------                                                                               --------------
 $    1,026,017  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
---------------
                 (Amortized Cost $1,053,597)................................................   $   1,048,466
                                                                                              --------------

                 U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES -- 0.6%
 $       84,357  Small Business Administration #87-A, 8.45%, 1/1/07
---------------
                 (Amortized Cost $87,309)...................................................   $      88,569
                                                                                              --------------

                 CORPORATE BONDS -- 56.6%
 $      150,000  Consumers Energy Co., 6.875%, 5/1/98.......................................   $     150,024
        278,000  Anheuser-Busch Cos., 8.75%, 12/1/99........................................         292,158
        250,000  British Petroleum America, Inc., 6.50%, 12/15/99...........................         251,112
        169,000  Associates Corp. of North America, 6.00%, 3/15/00..........................         168,274
        175,000  Pacific Gas & Electric Co., 6.625%, 6/1/00.................................         175,041
        172,000  Ford Motor Credit Co., 6.85%, 8/15/00......................................         174,657
        250,000  International Business Machines Credit Corp., 6.20%, 3/19/01...............         248,055
        350,000  Florida Residential Property & Casualty Co., 7.25%, 7/1/02.................         356,527
        160,000  Ford Motor Credit Co., 7.50%, 1/15/03......................................         166,910
        250,000  Greyhound Financial Corp., 7.82%, 1/27/03..................................         262,089
         68,000  U.S. Leasing International, 6.625%, 5/15/03................................          68,101
        200,000  Southern California Edison, 7.375%, 12/15/03...............................         204,293
        200,000  V.F. Corp., 7.60%, 4/1/04..................................................         206,584
        215,000  Chase Manhattan Corp., 8.00%, 5/15/04......................................         222,060
        200,000  Michigan Bell Telephone Co., 6.375%, 2/1/05................................         197,693
         66,000  Kaiser Permanente, 9.55%, 7/15/05..........................................          77,966
        400,000  Anheuser-Busch Cos., 7.00%, 9/1/05.........................................         408,368
        500,000  Union Oil of California Corp., 6.70%, 10/15/07.............................         497,078
         50,000  Berkley (W.R.) Corp., 9.875%, 5/15/08......................................          60,853
        268,000  Super Value Store, 8.875%, 4/1/16..........................................         270,683
         35,000  Union Camp Corp., 8.625%, 4/15/16..........................................          35,997

INTERMEDIATE BOND FUND (continued)
============================================================================================================
            Par                                                                                       Market
          Value  INVESTMENTS -- 98.9%                                                                  Value
------------------------------------------------------------------------------------------------------------
 $      214,000  Anheuser-Busch Cos., 8.625%, 12/1/16.......................................   $     223,069
         56,000  Kraft, Inc., 8.50%, 2/15/17................................................          58,268
        260,000  Dayton Hudson Co., 9.875%, 6/1/17..........................................         273,494
        110,000  GTE Corp., 10.75%, 9/15/17.................................................         115,643
        130,000  General Electric Capital Corp., 6.66%, 5/1/18..............................         131,427
        150,000  Deere & Co., 8.95%, 6/15/19................................................         174,176
        439,000  Pennsylvania Power & Light Co., 9.25%, 10/1/19.............................         485,994
        115,000  Rohm & Haas Co., 9.80%, 4/15/20............................................         144,821
        165,000  Questar Pipeline, 9.375%, 6/1/21...........................................         184,422
        120,000  Jersey Central Power & Light Co., 9.20%, 7/1/21............................         134,635
        675,000  Shopko Stores, 9.25%, 3/15/22..............................................         785,273
        300,000  Inco, Ltd., 9.60%, 6/15/22.................................................         336,964
        765,000  Alabama Power Co., 8.30%, 7/1/22...........................................         801,057
        160,000  Florida Power & Light Co., 8.00%, 8/25/22..................................         165,817
         85,000  Southwestern Public Service Co., 8.20%, 12/1/22............................          91,983
        130,000  Union Electric Co., 8.00%, 12/15/22........................................         136,195
         65,000  Wisconsin Electric Power, 7.75%, 1/15/23...................................          67,225
         69,000  Georgia Power Co., 7.95%, 2/1/23...........................................          70,256
---------------                                                                               --------------
 $    8,414,000  TOTAL CORPORATE BONDS
--------------
                 (Amortized Cost $8,743,470)................................................   $   8,875,242
                                                                                              --------------

 $   14,939,374  TOTAL INVESTMENTS AT VALUE
===============
                 (Amortized Cost $15,288,364) ..............................................   $  15,505,844


                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.1% ..............................         164,987
                                                                                              --------------

                 NET ASSETS-- 100.0% .......................................................   $  15,670,831
                                                                                              ==============

See accompanying notes to financial statements.

INTERMEDIATE TERM GOVERNMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
September 30, 1997
============================================================================================================
            Par                                                                                       Market
          Value  INVESTMENTS -- 100.1%                                                                 Value
------------------------------------------------------------------------------------------------------------
                 U.S. TREASURY OBLIGATIONS -- 19.7%
 $    1,000,000  U.S. Treasury Notes, 7.75%, 2/15/01........................................   $   1,055,000
      1,000,000  U.S. Treasury Notes, 8.00%, 5/15/01........................................       1,065,938
      3,000,000  U.S. Treasury Notes, 7.875%, 8/15/01.......................................       3,194,064
      2,000,000  U.S. Treasury Notes, 7.50%, 11/15/01.......................................       2,108,750
      3,000,000  U.S. Treasury Notes, 6.25%, 6/30/02........................................       3,028,125
---------------                                                                               --------------
 $   10,000,000  TOTAL U.S. TREASURY OBLIGATIONS
---------------
                 (Amortized Cost $10,078,387)...............................................   $  10,451,877
                                                                                              --------------

                 U.S. GOVERNMENT AGENCY ISSUES -- 80.4%
 $      910,000  Federal Home Loan Bank Discount Notes, 10/1/97.............................   $     910,000
      1,000,000  Federal National Mortgage Assoc. Notes, 7.89%, 2/23/00.....................       1,009,300
      1,500,000  Federal National Mortgage Assoc. Notes, 6.35%, 10/19/00....................       1,504,602
      3,000,000  Federal National Mortgage Assoc. Notes, 6.74%, 5/7/01......................       3,036,089
      1,000,000  Student Loan Marketing Assoc. Medium Term Notes, 7.50%, 7/2/01.............       1,044,726
      3,000,000  Federal Home Loan Bank Notes, 7.31%, 7/6/01................................       3,120,138
      1,750,000  Federal National Mortgage Assoc. Medium Term Notes, 7.25%, 7/17/01.........       1,771,974
      2,000,000  Federal Home Loan Bank Medium Term Notes, 8.43%, 8/1/01....................       2,156,876
      2,400,000  Federal Home Loan Bank Notes, 6.25%, 9/27/01...............................       2,409,708
      1,000,000  Student Loan Marketing Assoc. Medium Term Notes, 6.38%, 12/11/01...........         992,482
      1,000,000  Federal National Mortgage Assoc. Notes, 6.50%, 12/27/01....................       1,006,160
      2,000,000  Federal National Mortgage Assoc. Notes, 7.55%, 4/22/02.....................       2,108,552
      1,500,000  Federal National Mortgage Assoc. Notes, 7.03%, 6/4/02......................       1,520,374
      1,000,000  Federal Home Loan Mortgage Corp. Notes, 6.07%, 2/5/03......................         985,867
      2,000,000  Federal Home Loan Mortgage Corp. Notes, 6.80%, 7/9/04......................       2,022,222
      2,000,000  Federal Home Loan Mortgage Corp. Notes, 8.53%, 11/18/04....................       2,074,714
      2,000,000  Federal Home Loan Mortgage Corp. Notes, 7.65%, 5/10/05.....................       2,060,028
      2,000,000  Federal National Mortgage Assoc. Medium Term Notes, 6.85%, 8/22/05.........       2,068,248
      2,000,000  Federal National Mortgage Assoc. Notes, 6.77%, 9/1/05......................       2,058,410
      1,400,000  Federal National Mortgage Assoc. Notes, 6.26%, 1/24/06.....................       1,373,772
      2,500,000  Federal National Mortgage Assoc. Notes, 6.21%, 1/26/06.....................       2,446,900
      2,000,000  Federal National Mortgage Assoc. Notes, 6.06%, 2/3/06......................       1,951,792
      1,000,000  Federal Home Loan Mortgage Corp. Notes, 6.345%, 2/15/06....................         989,121
      2,000,000  Federal National Mortgage Assoc. Notes, 6.90%, 12/26/06....................       2,020,542
---------------                                                                               --------------
 $   41,960,000  TOTAL U.S. GOVERNMENT AGENCY ISSUES
---------------
                 (Amortized Cost $41,861,638) ..............................................   $  42,642,597
                                                                                              --------------

 $   51,960,000  TOTAL INVESTMENTS AT VALUE
===============
                 (Amortized Cost $51,940,025) ..............................................   $  53,094,474

                 LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.1)% ............................         (61,684)
                                                                                              --------------

                 NET ASSETS-- 100.0% .......................................................   $  53,032,790
                                                                                              ==============

See accompanying notes to financial statements.

ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS
September 30, 1997
============================================================================================================
            Par                                                                                       Market
          Value  INVESTMENTS -- 75.2%                                                                  Value
------------------------------------------------------------------------------------------------------------
                 ADJUSTABLE RATE U.S. GOVERNMENT AGENCY
                 MORTGAGE-BACKED SECURITIES -- 65.6%
 $      456,750  Federal National Mortgage Assoc. #70373, 7.42%, 1/1/16.....................   $     473,399
      1,158,710  Federal National Mortgage Assoc. #70119, 7.81%, 11/1/17....................       1,213,470
        667,923  Federal National Mortgage Assoc. #86885, 7.44%, 3/1/18.....................         692,149
      1,265,463  Federal National Mortgage Assoc. #70907, 7.45%, 3/1/18.....................       1,318,941
      1,205,462  Federal Home Loan Mortgage Corp. #605793, 7.48%, 5/1/18....................       1,246,689
        710,151  Federal National Mortgage Assoc. #70010, 7.42%, 6/1/18.....................         736,909
      1,444,139  Federal National Mortgage Assoc. #70614, 7.37%, 10/1/18....................       1,489,196
        441,505  Federal Home Loan Mortgage Corp. #405958, 7.66%, 3/1/19....................         459,638
      1,382,271  Federal National Mortgage Assoc. #97285, 7.60%, 8/1/19.....................       1,443,256
        404,451  Federal National Mortgage Assoc. #70635, 7.17%, 6/1/20.....................         419,622
        948,863  Federal National Mortgage Assoc. #124211, 7.43%, 12/1/21...................         981,808
      1,729,157  Federal Home Loan Mortgage Corp. #846013, 7.91%, 6/1/22....................       1,815,460
      1,035,096  Federal National Mortgage Assoc. #70176, 7.44%, 8/1/27.....................       1,075,030
      1,801,649  Federal National Mortgage Assoc. #70243, 7.40%, 3/1/28.....................       1,869,896
---------------                                                                               --------------
 $   14,651,590  TOTAL ADJUSTABLE RATE U.S. GOVERNMENT AGENCY
--------------
                 MORTGAGE-BACKED SECURITIES
                 (Amortized Cost $15,046,101)...............................................   $  15,235,463
                                                                                              --------------

                 FIXED RATE U.S. GOVERNMENT AGENCY
                 MORTGAGE-BACKED SECURITIES -- 4.4%
 $    1,012,646  Federal Home Loan Mortgage Corp. #M90141, 6.50%, 10/1/97
---------------
                 (Amortized Cost $1,014,387)................................................   $   1,012,646
                                                                                              --------------

                 U.S. GOVERNMENT AGENCY ISSUES -- 5.2%
 $    1,200,000  Federal Home Loan Bank Discount Notes, 10/1/97
---------------
                 (Amortized Cost $1,200,000) ...............................................   $   1,200,000
                                                                                              --------------

 $   16,864,236  TOTAL INVESTMENTS AT VALUE
===============
                 (Amortized Cost $17,260,488)...............................................   $  17,448,109

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 24.8%  ............................       5,753,618
                                                                                              --------------

                 NET ASSETS -- 100.0% ......................................................   $  23,201,727
                                                                                              ==============


See accompanying notes to financial statements.

GLOBAL BOND FUND
PORTFOLIO OF INVESTMENTS
September 30, 1997
============================================================================================================
               Par                                                                                    Market
             Value    INVESTMENTS -- 95.4%                                                             Value
------------------------------------------------------------------------------------------------------------
                      U.S. TREASURY OBLIGATIONS -- 26.6%
USD        400,000    U.S. Treasury Notes, 6.25%, 5/31/99...................................   $     402,875
USD      2,065,000    U.S. Treasury Notes, 6.375%, 5/15/00..................................       2,090,168
USD        195,000    U.S. Treasury Notes, 6.50%, 5/31/01...................................         198,413
USD        405,000    U.S. Treasury Notes, 7.50%, 11/15/01..................................         427,022
USD        321,000    U.S. Treasury Bonds, 6.50%, 11/15/26..................................         323,006
                                                                                              --------------
                      TOTAL U.S. TREASURY OBLIGATIONS
                      (Amortized Cost $3,406,479)...........................................   $   3,441,484
                                                                                              --------------

                      CORPORATE BONDS -- 5.7%
USD         75,000    Bayerische Landesbank, 6.80%, 9/28/01.................................   $      76,416
USD         75,000    Toronto Dominion Bank, 6.50%, 1/15/07.................................          74,140
USD         80,000    Railcar Leasing LLC, 7.125%, 1/15/13..................................          82,371
USD        100,000    African Development Bank, 6.875%, 10/15/15............................         100,047
USD        100,000    Cajun Electric Power, 9.52%, 3/15/19..................................         106,321
USD        100,000    Swiss Bank Corp., 7.50%, 7/15/25......................................         103,580
USD        100,000    ABN AMRO Bank N.V., 7.125%, 10/15/93..................................          96,479
USD        100,000    BellSouth Capital Funding Corp., 7.12%, 7/15/97.......................         100,748
                                                                                              --------------
                      TOTAL CORPORATE BONDS
                      (Amortized Cost $723,320).............................................   $     740,102
                                                                                              --------------

                      FOREIGN GOVERNMENT ISSUES -- 63.1%
CAD        510,000    Government of Canada, 8.00%, 6/1/23...................................   $     447,021
CAD        480,000    Government of Canada, 8.00%, 6/1/27...................................         424,576
                                                                                              --------------
                                                                                                     871,597
                                                                                              --------------

GBP        480,200    U.K. Gilt, 7.25%, 12/7/07.............................................         821,532
GBP        297,786    U.K. Gilt, 8.00%, 9/27/13.............................................         546,135
GBP        520,000    U.K. Gilt, 8.00%, 12/7/15.............................................         966,798
GBP        510,000    U.K. Gilt, 8.00%, 6/7/21..............................................         966,227
                                                                                              --------------
                                                                                                   3,300,692
                                                                                              --------------

ITL    590,000,000    Government of Italy, 9.50%, 2/1/99....................................         358,346
ITL    125,000,000    Government of Italy, 10.50%, 4/1/05...................................          91,625
ITL  1,585,000,000    Government of Italy, 6.75%, 2/1/07....................................         960,653
ITL    480,000,000    Government of Italy, 6.75%, 7/1/07....................................         291,368
                                                                                              --------------
                                                                                                   1,701,992
                                                                                              --------------

USD        500,000    United Mexican States, 6.25%, 12/31/19................................         406,567
                                                                                              --------------


USD        250,000    Republic of Argentina, 5.50%, 3/31/23.................................         188,280
                                                                                              --------------

GLOBAL BOND FUND (continued)
============================================================================================================
               Par                                                                                    Market
             Value     INVESTMENTS -- 95.4%                                                            Value
------------------------------------------------------------------------------------------------------------
NOK      2,600,000    Government of Norway, 6.75%, 1/15/07..................................   $     392,072
                                                                                              --------------

SEK      1,400,000    Government of Sweden, 6.00%, 2/9/05...................................         185,316
SEK      5,300,000    Government of Sweden, 6.50%, 10/25/06.................................         717,938
SEK      2,700,000    Government of Sweden, 8.00%, 8/15/07..................................         404,221
                                                                                              --------------
                                                                                                   1,307,475
                                                                                              --------------

                      TOTAL FOREIGN GOVERNMENT ISSUES
                      (Amortized Cost $8,009,426)...........................................   $   8,168,675
                                                                                              --------------

                      TOTAL INVESTMENTS AT VALUE
                      (Amortized Cost $12,139,225) .........................................   $  12,350,261

                      OTHER ASSETS IN EXCESS OF LIABILITIES-- 4.6% .........................         591,910
                                                                                              --------------

                      NET ASSETS-- 100.0% ..................................................   $  12,942,171
                                                                                              ==============

CAD-Canadian Dollar                 NOK-Norwegian Krone
GBP-British Pound Sterling          SEK-Swedish Krona
ITL-Italian Lira                    USD-United States Dollar

See accompanying notes to financial statements.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
===============================================================================


To the Shareholders and Board of Trustees of the Short Term Government Income Fund, the Institutional Government Income Fund, the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund, the Global Bond Fund, the Intermediate Bond Fund and the Money Market Fund of Countrywide Investment Trust:

We have audited the accompanying statements of assets and liabilities of the Short Term Government Income Fund, the Institutional Government Income Fund, the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund, the Global Bond Fund, the Intermediate Bond Fund, and the Money Market Fund of Countrywide Investment Trust (a Massachusetts business trust), including the portfolios of investments, as of September 30, 1997, and (i) for the Short Term Government Income Fund, the Institutional Government Income Fund, the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund, and the Global Bond Fund the related statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated thereon and (ii) for the Intermediate Bond Fund and the Money Market Fund the related statements of operations, statements of changes in net assets, and the financial highlights for the one-month period ended September 30, 1997 and the year ended August 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights of the Intermediate Bond Fund and the Money Market Fund for the period ended August 31, 1996 were audited by other auditors whose report dated October 18, 1996, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodians and brokers or alternate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us and referred to above present fairly, in all material respects, the financial position of the Short Term Government Income Fund, the Institutional Government Income Fund, the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund, the Global Bond Fund, the Intermediate Bond Fund, and the Money Market Fund of Countrywide Investment Trust as of September 30, 1997, the results of their operations, the changes in their net assets, and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP


Cincinnati, Ohio,
October 31, 1997

Countrywide Investments


COUNTRYWIDE INVESTMENT TRUST
312 Walnut St., 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide: (Toll Free) 800-543-8721
Cincinnati: 629-2000
Rate Line: 579-0999

Shareholder Services
Nationwide: (Toll Free) 800-543-0407
Cincinnati: 629-2050

BOARD OF TRUSTEES
Angelo R. Mozilo, Chairman
Robert H. Leshner, President
Donald L. Bogdon, M.D.
John R. Delfino
H. Jerome Lerner
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
Countrywide Investments, Inc.
312 Walnut St., 21st Floor
Cincinnati, Ohio 45202-4094

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354


This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of Countrywide Investment Trust.

                                  INCOME TOTAL
                                     RETURN


                                  ANNUAL REPORT

                               SEPTEMBER 30, 1997


                              SHORT TERM GOVERNMENT
                                   INCOME FUND


                            INSTITUTIONAL GOVERNMENT
                                   INCOME FUND


                                  MONEY MARKET
                                      FUND


                                  INTERMEDIATE
                                    BOND FUND


                                INTERMEDIATE TERM
                                   GOVERNMENT
                                   INCOME FUND


                                 ADJUSTABLE RATE
                                 U.S. GOVERNMENT
                                 SECURITIES FUND


                                     GLOBAL
                                    BOND FUND


                                     [LOGO]
                            Countrywide Investments